Exhibit 10.1

                            ASSET PURCHASE AGREEMENT



         This is an Asset Purchase Agreement dated as of November 15, 2006 (the "Agreement"), among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, and National Health Industries, Inc., a Kentucky corporation (collectively, the "Buyer"), (ii) Health Management Consultants, Inc.("HMC") a Delaware corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation (each a "Seller" and collectively, the "Sellers"), and (iii) David Nesslein and Sandra Vazquez (each a "Shareholder" and collectively, the "Shareholders"). The Seller and the Shareholders shall be referred to collectively as the "Selling Parties").


                                    Recitals

         A. The Seller owns and operates home health agencies located in the States of Florida, Illinois and Missouri (the "Territory"), including Medicare-Certified, Medicaid/Waiver, county contracts, HMO and other significant non-certified or "private duty" operations (collectively, the "Business").


         B. The Seller is the holder of one or more licenses issued by the Agency for Health Care Administration of the States of Florida, the Illinois Department of Public Health and the Missouri Department of Health and Senior Services, and Medicare provider agreements issued by the U.S. Department of Health and Human Services, all of which authorize the Seller to provide Medicare and Medicaid certified home health care services in the Territory (collectively, the "Licenses").


         C. The Seller desires to sell and the Buyer desires to purchase, the assets used by Seller in the operation of the Business.

         THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

                     Article 1 - Purchase and Sale of Assets

         1.1       Purchased Assets.

                  (a) The Sellers hereby agree to sell, assign, transfer and convey to the Buyer, and the Buyer hereby agrees to purchase from the Sellers, all of the assets of the Sellers used in the Business (the "Purchased Assets"), and located within the Territory, including without limitation, the following assets and properties:

                           (i) All leases of real property ("Assumed Leases")
security deposits, any pre-paid rent, furniture, fixtures, machinery, equipment, leasehold improvements, computers, software, vehicles, medical equipment, prepaid expenses, and other tangible personal property used in the Business, including those assets specifically described on Schedule 1.1(a) as being Purchased Assets, together with all manufacturers' warranties pertaining to the same, to the extent that such warranties may exist and be assignable;

                           (ii) All of the Sellers' goodwill relating to the
Business; all customer and patient lists and files, referrer lists, provider lists, records and similar sales and marketing information in the Sellers' possession relating to the Business; member service agreements relating to the Business; medical records of the patients serviced by the Business and in the Sellers' possession; personnel records relating to those employees hired by the Buyer; and the Sellers' right and interest in the trade names (including Mederi and variations thereof used in connection with the Business), trademarks, trade secrets, licenses, know-how, specifications, literature, and all other intangible property which relate specifically to the Business, and all other intangible assets related to the Business, whether located at the Business, or any other location;

                           (iii) All transferable Licenses, permits, licenses,
certificates, authorizations, accreditations, orders, ratings and approvals of all federal, state, or local governmental or regulatory authorities which relate to the Business and which are held by the Seller, but only to the extent the same are transferable, including without limitation, any provider agreements relating to the Seller's right to participate in the Medicare and Medicaid Programs, and all rights of the Seller to reimbursement or other payments from CMS for the period prior to the Closing Date;

                           (iv) Any and all rights of the Sellers which by their
terms are transferable and which arise under or pursuant to warranties, representations and guarantees made by suppliers in connection with the Purchased Assets;

                           (v) All raw materials, supplies, packaging materials,
purchased products, finished goods and all other goods, merchandise and materials owned by the Seller and related solely to the Business; but excluding the Excluded Assets;
and

                           (vi) All accounts receivable and unbilled work in
process.


                  (b) "Excluded Assets" shall mean cash and cash-like items, including all letters of credit used to guarantee any leases of the Seller and any and all proceeds from current pending litigation with the Provider Reimbursement Review Board for disallowances from years prior to Closing, and those additional assets identified on Schedule 1.1(b) as being Excluded Assets.


                  (c) The Sellers agree to cooperate with the Buyer in connection with the collection of the Buyer's accounts receivable relating to the Business and to pay over to the Buyer as soon as reasonably possible any of the Buyer's accounts receivable collected by the Sellers.

         1.2 No Assumed Liabilities. The Sellers acknowledge and agree that they shall retain all liabilities, whether known or unknown, arising out of or relating to the operation of the Business through the Closing Date or arising out of or with respect to the Purchased Assets, including the ownership or leasing thereof, through the Closing Date, and that the Buyer is not assuming any liabilities of the Sellers of any nature, except for (i) obligations accruing after Closing under the Assumed Contracts and Assumed Leases, (ii) any lease expenses offsetting the Purchase Price pursuant to paragraph 1.3, (iii) any accrued personal leave assumed pursuant to paragraph 1.4, and (iv) any additional liabilities or accrued expenses mutually agreed upon by the Sellers and the Buyer and offsetting the Purchase Price pursuant to paragraph 2.1(b) below.

         1.3      Assumed Contracts; Real Property Leases.

                  (a) The Buyer agrees to assume the Sellers' obligations arising after the Closing Date with respect to those contracts listed on
Schedule 1.3(a) (the "Assumed Contracts"), which Schedule 1.3(a) shall set forth those Assumed Contracts to be assumed by Buyer.


                  (b) The Buyer agrees to assume the Sellers' obligations with respect to the real estate leases listed on Schedule 1.3(b) (the "Assumed Leases"), provided that any accrued rent, fees, taxes, expenses or other amounts payable as of the Closing Date and/or relating to the period through the Closing Date (collectively, "Lease Liabilities") shall be offset against the Purchase Price. At the Closing, the Sellers shall deliver to the Buyer landlord consent and estoppel certificates for each Assumed Lease, each in a form reasonably satisfactory to the Buyer confirming the landlord's consent to assignment and further confirming among other customary matters that the Assumed Lease is not in default and that there are no accrued and unpaid amounts due the landlord for the period through Closing. The Buyer shall have the right to require as a condition to the Buyer's obligation to close a renegotiation of the terms of any related party lease so that so that said lease reflects current fair market value. The Buyer acknowledges that Sellers' letters of credit held by landlords are Excluded Assets.

                  (c) The Sellers acknowledge and agree that the Buyer is not assuming and that the Sellers remain responsible for all obligations under the following real property leases:

                           (i)      Pt. Charlotte (expires 12/31/06)
                           (ii)     Sarasota (expires 5/31/09)
                           (iii)    Ocala (expires 12/31/07)
                           (iv)     Fruitland Park (expires 5/31/2010)
                           (v)      Orlando (expires 2/11/07)
                           (vi)     Melbourne (monthly)
                           (vii)    Pt. St. Lucie (expires 3/31/09)
                           (viii)   Delray (expires 9/30/07)
                           (ix)     West Palm (monthly)
                           (x)      Miami (expires 5/31/07)

                  (d) The Sellers and the Buyer agree that with respect to the leases listed in paragraph 1.3(c) above which shall be retained by the Sellers, the Buyer shall reimburse the Sellers for the cost of occupancy through January 31, 2007, and the Buyer agrees to vacate each premises by January 31, 2007. The Sellers agree to refrain from the taking of any action that would necessitate the Buyer vacating any of such premises earlier that otherwise necessary or desirable for an orderly transition of operations.

         1.4 Employees. The Sellers acknowledge that the Buyer is not purchasing, recognizing, assuming or otherwise acquiring any rights, obligations, assets or liabilities under, arising from or resulting from any employment agreement or arrangement in existence between the Seller and any employee, or any person employed to consult with or perform services for the Sellers. The Sellers acknowledge that they will satisfy in full all accrued payroll and withholding obligations of the Business through the Closing Date, except for accrued salary remaining unpaid in the normal course of business for employees who accept employment with the Buyer for which the Buyer agrees to assume liability therefore at closing. The Buyer shall have the right, but not the obligation, to make offers of employment to employees of the Business. With respect to any employees of the Business who accept employment with the Buyer, the Buyer shall assume the paid days off including vacation ("PDO") liability at Closing.


         1.5 Noncompetition Agreement. The Selling Parties acknowledge that the Buyer's obligation to close is conditioned upon each Selling Party entering into a Confidentiality, Nonsolicitation and Noncompetition Agreement at the Closing, in the form of the agreement attached as Attachment A (the "Noncompetition Agreement").


         1.6 Health Insurance Matters. The Sellers shall pay their health insurance premiums for December, 2006 to United prior to December 1, 2006. The Buyer shall reimburse the Sellers for the usual and customary amount of such premiums on the Closing Statement. The Buyer agrees that all employees of the Business hired by the Buyer will be entitled to participate in the Buyer's health insurance plans, subject to any applicable qualification or other plan requirements, from and after January 1, 2007.

         1.7      Transitional Issues.

                  (a) The Buyer agrees to employ the Seller's Miami home office employees on a transitional basis according to the terms described on Schedule 1.7.

                  (b) The Buyer agrees to take over ownership and control of all record archives relating to the employees and patients of the Business. The Buyer agrees to give the Sellers reasonable access to such records on an as-needed basis after the Closing. The Buyer further agrees to assume the Sellers' storage facility lease agreements (to be included on Schedule 1.3(b)).

                  (c) The Sellers acknowledge and agree that they shall assume all responsibility for any sign-on bonuses necessary to secure the employment and retention of the employees of the Business in an attempt to achieve the transition and employment benchmarks set forth on Schedule 2.1(a)(iv) (Contingent Consideration). Notwithstanding the preceding, the Buyer shall be responsible for any bonus amounts paid to the Miami home office employees who are employed by the Buyer on a transitional basis pursuant to paragraph 1.7(a) above; provided, however, that the Buyer shall approve the payment of such bonus amounts in advance.

                     Article 2 - Purchase Price and Payment

         2.1      Purchase Price.


                  (a) In consideration of the transfer of the Purchased Assets and the Business, the Buyer agrees to pay for the Purchased Assets (the "Purchase Price"), the following:

                                    (i) $4,700,000.00 in cash by wire transfer
of immediately available funds at Closing;

                           (ii)     $4,000,000.00 in the form of a $3 million
and $1 million promissory note, the form of which promissory notes are attached as Attachment B (the "Purchase Notes");
                                 ------------

                           (iii) As additional consideration, 100,000 shares of
Almost Family, Inc. common stock ("AFAM Shares") will be issued to Health Management Consultants, Inc. The AFAM Shares shall be unregistered shares and shall be "restricted securities" under Rule 144 and must satisfy the Rule 144 holding period requirements of 12 months before being tradable upon satisfaction of all Rule 144 requirements;

                           (iv)     As additional consideration, the Sellers
shall be entitled to an amount equal to 25% of any contingent consideration described on Schedule 2.1(a)(iv) ("Contingent Consideration");

                           (v) The cash portion of the Purchase Price payable at
Closing shall be reduced for any Lease Liabilities as set forth in paragraph 1.3(b) above;

                           (vi) The cash portion of the Purchase Price payable
at Closing shall be reduced by an amount equal to any amounts remaining due on Sellers' Medicare cost report repayment obligations and as required to payoff CIT, the Seller's primary lender, as of the Closing Date, with such amounts being paid directly out of the Purchase Price proceeds at Closing; and

                           (vii) The cash portion of the Purchase Price shall be
increased or decreased, as applicable, to

account for any pro-ration of expense items relating to the Business.


                  (b) The parties agree to enter into a closing statement at Closing setting forth the determination of the cash portion of the Purchase Price payable at Closing.

                  (c) The number of AFAM Shares to be issued to Health Management Consultant's Inc. shall be adjusted as follows:

                           (i)      If the Transaction Share Price fall between
$22.00 and $26.00, then the number of AFAM Shares to be issued shall be 100,000;

                           (ii)     If the Transaction Share Price is less than
$22.00, then the number of AFAM Shares to be issued shall be 109,091; and

                           (iii)    If the Transaction Share Price is greater
than $26.00, then the number of AFAM Shares to be issued shall be 92,308.

                  (d) For purposes of paragraph 2.1(c), "Transaction Share Price" shall be the average close for the AFAM Shares for the five trading days preceding the announcement of the transactions contemplated by this Agreement.


         2.2 Allocation of Purchase Price. The Purchase Price will be allocated among the Purchased Assets as set forth on Schedule 2.2. The Sellers and the Buyer agree that all tax and information returns will be prepared on a basis consistent with such allocation of the Purchase Price.


         2.3 Registration Rights Agreement. The AFAM Shares shall be subject to certain piggyback registration rights pursuant to a Registration Rights Agreement, the form of which is attached as Attachment C (the "Registration Rights Agreement"). The Sellers acknowledge and agree that Sellers' registration rights with respect to the AFAM Shares are limited to those set forth in the Registration Rights Agreement.


                             Article 3 - The Closing


         3.1 Time and Place. The parties anticipate that the closing ("Closing") will take place at 10:00 a.m., December 3, 2006 in the offices of Frost Brown Todd LLC, Louisville Kentucky, or such other date mutually agreed upon by the parties, and upon satisfaction or waiver of each of the conditions to the parties' obligations to close (the "Closing Date").


         3.2  Execution and Delivery of Documents by the Seller and the Buyer.


                  (a) At the Closing, the Sellers will execute and deliver to the Buyer such conveyances, bills of sale, certificates of title, assignments, assurances and other instruments and documents as the Buyer may reasonably request in order to effect the sale, conveyance, and transfer of the Purchased Assets and the Business from the Sellers to the Buyer. Such instruments and documents must be sufficient to convey to the Buyer good title to the Purchased Assets and the Business. The parties will also cause the Purchase Notes, the Noncompetition Agreement, the Stock Pledge Agreement and the Registration Rights Agreement (collectively, the "Ancillary Agreements") to be executed and delivered at Closing. The parties acknowledge that Purchased Assets, the Assumed Contracts and the Assumed Leases will be acquired through separate bills of sale and assignment instruments into several Almost Family, Inc. subsidiaries included among the Buyer in the preamble above, with such division of assets to be geographically based.


                  (b) The Sellers agree that they shall, from time to time after the Closing Date, take such additional action and execute and deliver such further documents as the Buyer may reasonably request in order to effectively sell, transfer and convey the Purchased Assets and the Business to the Buyer and to place the Buyer in position to operate and control all of the Purchased Assets and the Business.

                  (c) At the Closing, the Buyer will execute and deliver to the Sellers and to other appropriate parties such assignments, assumptions, undertakings and other instruments and documents as are necessary to effect the Buyer's assumption of the Assumed Contracts and Assumed Leases.

            Article 4 - Representations and Warranties of the Sellers

         As a material inducement to the Buyer to enter into and perform this Agreement, the Sellers represent and warrant to the Buyer as follows:

         4.1      Authority as to Execution.


                  (a) Each Seller has full legal power, authority and capacity to execute and deliver this Agreement and the Ancillary Agreements, and to perform each Seller's obligations under this Agreement and the Ancillary Agreements. This Agreement and the Ancillary Agreements constitute valid and legally binding obligations of each Seller, enforceable in accordance with their terms. The execution and delivery of this Agreement, the Ancillary Agreements and the agreements and instruments called for by this Agreement by or on behalf of each Seller and the consummation of the transactions contemplated hereunder and thereunder, subject to the terms of this Agreement, have each been duly authorized by all necessary corporate action.

                  (b) Except as disclosed on Schedule 4.1 (which schedule shall include a list of any required consents or notifications), the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of its obligations and undertakings hereunder and thereunder by the Sellers will not:(i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of: any contract, agreement, arrangement or undertaking to which any Seller is a party or by which it may be bound; (ii) violate any Seller's Articles of Incorporation or Bylaws; (iii) violate any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority against any Seller; (iv) result in the creation of any claim, lien, charge or encumbrance upon any of the properties or assets (whether real or personal, tangible or intangible) of any Seller; (v) to the extent a valid assignment and consent has occurred, terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking to which any Seller is a party; or
(vi) in any way affect or violate the terms or conditions of, or result in the cancellation, modification, revocation or suspension of, any Seller's permits or licenses.


                  (c) Each Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with full power and authority to execute, deliver and perform its obligations under this Agreement.

         4.2 Licenses, Permits and Payment Programs. Except as set forth on
Schedule 4.2, the Seller has obtained and holds all material licenses, permits, certificates, and authorizations necessary for the Seller to operate the Business as conducted by the Seller prior to the Closing. A copy of each of the foregoing is attached to Schedule 4.2. The Business is certified for participation in, and is a party to valid provider agreements for payment by, Medicare, Medicaid and other state, local or federal health care programs listed on Schedule 4.2 (the "Programs"). The Seller has not received any notice of any pending, or to the best of the Seller's knowledge, any threatened investigations by, or loss of participation in, the Programs related to the Business.


         4.3 Environmental Standards. Each Seller has operated the Business except where such non-compliance would not have any material adverse effect on the Business, in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in or required under the common law or any federal, state, local or foreign law, regulations, ordinances, permits, licenses, consent decrees, orders and clearances relating to pollution, the environment, or the use, storage, transportation or disposal of pollutants, dangerous substances, toxic substances, hazardous wastes, medical wastes, infectious wastes or hazardous substances (collectively, the "Environmental Laws"). To the Sellers' knowledge, there has been no disposal of waste arising out of the operation of the Business that does not comply with all Environmental Laws.


         4.4 Taxes. Each Seller has filed all federal, state, local and other tax returns required to be filed by it prior to the date of this Agreement with respect to the Business, and has paid for or accrued for all taxes shown as due on such returns the failure of which returns to be filed or the failure of which taxes to be paid could result in a lien upon any of the Purchased Assets or with respect to which the Buyer could have successor liability under applicable laws. Present taxes which the Sellers have required by law to withhold or collect with respect to the Business have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by the Sellers for such payment. No deficiency for any taxes or claim for additional tax assessment by any taxing authority, which if unsatisfied could result in a lien upon any of the Purchased Assets or could result in the Buyer incurring successor liability under applicable laws, has been, to the best of the Sellers' knowledge, proposed, asserted, or assessed against the Sellers, nor has any Seller granted any extension or waiver of any limitation period applicable to any tax claims relating to the Business which has not been closed.


         4.5 Title. The Sellers have and will transfer to the Buyer at the Closing good (legal and beneficial) title to all of the assets included among the Purchased Assets, free and clear of any mortgage, security interest, pledge, lien, claim, encumbrance, sublease, license, or other adverse or intervening interest. Except for the Assumed Leases and as identified on Schedule 1.1(a), none of the Purchased Assets are leased. The Assumed Leases listed on Schedule 1.3(b), in the form provided to Buyer are true, correct and complete, are currently valid and binding conveyances of leasehold title to the real property described therein, and are not currently subject to the default (or anything that would constitute default after passage of time or giving of notice) of any party thereto. To the knowledge of Sellers, there are no pending or threatened condemnation or other proceedings that could adversely affect the current use, occupancy, or value of the Assumed Leases or the leased premises subject thereto. The real property subject to the Assumed Leases is in good condition, free from material defects, and comprises all of the real property used by

Seller in the operation of its business in the Territory. The Sellers' occupancy and operation of the Business in each leased premises is in compliance with law except where such non-compliance would not have any material adverse effect on the Business .


         4.6      Property, Equipment and Operations.

                  (a) The Purchased Assets are all of the assets used in the operation of the Business as operated prior to the Closing.

                  (b) The Sellers have not caused or permitted any hazardous substance, as that term is now defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601, et seq.), medical wastes or petroleum substances to be disposed on, under or at the premises of the Business, or any part thereof, and, to the best of the Sellers' knowledge, no part thereof has ever been used by any Seller as a permanent storage or disposal site for any such hazardous substances, medical wastes, or petroleum substances.

         4.7 Insurance. The Sellers have provided the Buyer with a true and correct list of all policies of insurance which insure the Purchased Assets or the Business, setting forth the types and amounts of coverage. The parties acknowledge that upon the Closing, the policies of the Sellers will terminate with respect to all claims that relate to activities or events that occur or arise after the Closing Date. Schedule 4.7 is a true and correct list of all claims against such insurance policies during the past two years.

         4.8 Disclosure. No representation or warranty made by the Sellers in this Agreement and no statement made in or any amount set forth on any schedule called for by and incorporated into this Agreement is false or misleading in any material respect or omits to state any fact necessary to make any such representation or statements not misleading in any material respect.

         4.9 Governmental Approvals & Licenses. All material licenses, permits, and accreditations maintained by the Sellers with respect to the Business are set forth on Schedule 4.9. Except as described on Schedule 4.9, the Licenses are in full force and effect and, except as described on Schedule 4.9, (i) no default or violation exists under any of the Licenses, (ii) no suspension, notice of deficiency, or cancellation of any of the Licenses has been received or is threatened, and (iii) there is no reason to believe that but for the transaction contemplated by this Agreement on expiration the Licenses would not be renewed.

         4.10       Compliance with Healthcare Regulatory Compliance.

                  (a) Except as disclosed on Schedule 4.10, each Seller has timely filed all requisite cost reports, claims and other reports required to be filed in connection with all Programs due on or before the date hereof, all of which are complete and correct. True and correct copies of all such reports for the three most recent fiscal years of each Seller have been furnished to the Buyer. Except as specifically described on Schedule 4.10, there are no claims, actions, appeals, reviews or audits pending before any federal or state commission, board or agency (including, without limitation, any intermediary or carrier, the Provider Reimbursement Review Board or the Administrator of the Health Care Financing Administration) with respect to any Seller's participation in any Program related to the Business, or any pending disallowances by any commission, board or agency in connection with any Seller's participation in any Program, which could adversely or materially affect the Business or any of the Purchased Assets, the operation or the utility thereof, or the consummation of the transactions contemplated hereby, and each Seller has made available to the Buyer true and correct copies of any such claims, actions or appeals.

                  (b) The structure and operations of Business by and the activities of the respective officers, directors and managing employees of the Sellers are, and at all times have been, in compliance in all material respects with all relevant federal and state laws regulating health services or payment including, but not limited to, the federal Anti-kickback Statute, Social Security Act ("SSA") ss. 1128B(b), the Stark Anti-Self-Referral Law, SSA ss.ss. 1877 and 1903(s), the Anti-Inducement Law, SSA ss. 1128A(a)(5), the Civil False Claims Act, 31 U.S.C. ss.ss. 3729 et. Seq., the Administrative False Claims Law, SSA ss. 1128B(a), the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996, SSA ss.ss. 1171-1179, the exclusion laws, SSA ss. 1128, the anti-misleading statements provision, SSA ss. 1129, and any other state or federal law, regulation, guidance document, manual provision, program memorandum or OIG or CMS opinion letter, or other issuance which regulates kickbacks, patient or program charges, recordkeeping, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from federal health care programs, quality, safety, privacy, security, accreditation or any other aspect of providing health care.

                  (c) No Seller has entered into any contract, agreement or arrangement creating a "financial relationship" as defined in 42 U.S.C. ss. 1395nn, with a physician, if that physician refers patients to the Seller for designated health services, as defined in 42 U.S.C. ss. 1395nn, except in compliance with the law.

                  (d) All material reports, documents, claims and notices required to be filed, maintained or furnished to any governmental or health care authority by the Sellers has been so filed, maintained or furnished. All such reports, documents, claims and notices were materially complete and correct on the date filed (or where corrected in or supplemented by a subsequent filing).

         4.11 Contracts and Commitments. Except for the Assumed Contracts, and as described on Schedule 4.11, none of the Sellers are a party to any contract or commitment relating to the Business, and neither the Business nor the Purchased Assets are the subject of any contract or commitment. Each of the Assumed Contracts is valid and binding agreements of the parties to such contracts in accordance with its terms, and, to the best of the Sellers' knowledge, no party to the Assumed Contracts is in default under such contracts.

         4.12 No Violation of Law. Except as disclosed on Schedule 4.12, the conduct of the Business by the Seller does not in any material manner violate any statute, ordinance, regulation, order, writ, injunction or decree of any court or governmental agencies. The Seller has not received a notice of default or violation of, and have no actual knowledge of any fact or event which with the lapse of time or giving of notice would constitute a default or violation of any statute, ordinance, regulation, order, writ, injunction or decree of any court or governmental agency or authority applicable to the Business or the Purchased Assets.

         4.13 Litigation. Except as disclosed on Schedule 4.13 and including the litigation with the Provider Reimbursement Review Board, there are no actions, suits or proceedings, pending, or, to the best of the Sellers' knowledge, threatened before any court, commission, agency or other administrative authority against, or affecting the Business or the Purchased Assets and, except as disclosed on Schedule 4.13, no Seller is the subject of any order or decree relating to or affecting the Business or the Purchased Assets other than those of general application. Seller agrees retain all right and liabilities to the pending litigation with the Provider Reimbursement Review Board for past disallowances and will pay for the cost of said litigation; Buyer agrees that any payment obtained from the Review Board for disallowances prior to closing will belong to the Seller.


         4.14 Labor. There is no collective bargaining or other union contract relating to the Business to which any Seller is a party. To the Sellers' knowledge, after due inquiry, there is not pending or threatened against any Seller any grievance, labor dispute, organizational activity, union trouble, strike or work stoppage which materially affects or which may materially disrupt the Business. Each Seller has complied in all material respects with all applicable laws, rules and regulations pertaining to the employment of labor, including those relating to wages, hours, collective bargaining and the payment of or withholding of taxes. Each Seller has withheld all amounts required by law or agreement to be withheld from the wages or salaries of the Business's employees and they are not liable for any arrears of wages or any tax or penalties for failure to comply with any of the foregoing.


         4.15 Employment Contracts. Except as disclosed on Schedule 4.15, there are no written or oral contracts for employment of any personnel of the Business, other than at-will employment relationships.


         4.16 Employee Benefit and Retirement Plans. Except as disclosed on
Schedule 4.16, no Seller maintains any "employee pension benefit plan" or any "employee welfare benefit plan" (as defined respectively in Section 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") on behalf of the Business's employees, and, except as disclosed on
Schedule 4.16, no Seller maintains any retirement plans, bonus arrangements, life insurance or medical insurance programs or any other fringe benefit arrangements for any employees whether written or unwritten.

         4.17 Employees and Independent Contractors. The Sellers have provided the Buyer prior to the Closing Date with a true and correct list including the name, salary or compensation (including without limitation all commission, override or bonus arrangements), vacation and sick leave policies or other benefits, job description and original employment or contract date of all current employees and independent contractors of the Business based upon the most recently processed information, and the accrued and/or earned vacation time of all employees and, to the best of the Sellers' knowledge, the dates and information concerning any previous salary or compensation change or adjustment and the reasons therefore for each such current employee.

         4.18 Worker's Compensation. Except as disclosed on Schedule 4.18, the Sellers are in full compliance with all worker's compensation laws with respect to the Business and have worker's compensation insurance coverage in full force and effect with respect to the Business.

         4.19 Adverse Actions. Except as described on Schedule 4.13 and Schedule 4.19, the Sellers have not received any written notice of any judicial or administrative action against the Business or the Purchased Assets.

         4.20 Consents. Except as described on Schedule 4.20, no consents, approvals or authorizations of, any third parties is required in connection with the execution and delivery of this Agreement by the Sellers and consummation by the Sellers of the transactions contemplated hereby.


         4.21 Commissions. Except as described on Schedule 4.21, the Sellers have not authorized any person to act in such a manner as to give rise to any valid claim against the Buyer for a brokerage commission, finder's fee, or similar payment as a result of the transactions contemplated under this Agreement.


         4.22 Financial Statements. The Sellers have delivered to the Buyer financial statements for periods ended June 30, 2006 (the "Financial Statements"). The Financial Statements fairly present the financial condition and the results of operations, changes in shareholders' equity and cash flows of the Sellers as of the respective dates of and for the periods referred to in such Financial Statements, all in accordance with generally accepted accounting principles for financial reporting in the United States ("GAAP"). The Financial Statements reflect the consistent application of such accounting principles throughout the periods involved. The Financial Statements have been prepared in accordance with the accounting records of the Sellers. There are no (i) liabilities (whether known, unknown, contingent or otherwise) of the Sellers other than liabilities reflected on the Financial Statements, and (ii) liabilities incurred since June 30, 2006 in the ordinary course of business without violation of this Agreement.


         4.23 Internal Control. The Sellers have implemented and maintain a system of internal control over the financial reporting sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, without limitation, that (i) transactions are executed in accordance with management's general or specific authorizations and records are maintained in reasonable detail to accurately and fairly reflect the transactions and dispositions of the Setters' assets, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted, and receipts and expenditures are being made, only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and steps are otherwise taken with respect to the prevention or timely detection of unauthorized acquisition, use or disposition of the Sellers' assets.

         4.24     Nature of Investment

                  (a) The AFAM Shares to be received by the Sellers will be acquired for investment for the Sellers' own accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and none of the Sellers has a present intention of selling, granting any participation in, or otherwise distributing the same, but subject to the ability of the Sellers to transfer shares to an affiliate (within the meaning of Rule 405 promulgated under the Securities Act of 1933 (the "Securities Act")) of the Sellers. No Seller has any need for liquidity related to the acquisition of the AFAM Shares.

                  (b) Buyer has delivered to each Seller receiving AFAM Shares true and complete copies of its (i) Annual Report on Form 10-K for the year ended December 31, 2005; (ii) Proxy Statement used in the connection with its 2006 Annual Meeting of Stockholders; (iii) all periodic reports on Form 8-K filed with the Securities and Exchange Commission since December 31, 2005 to the date hereof; and (iv) all Forms 10-Q filed with the Securities and Exchange Commission since December 31, 2005 to the date hereof. Each Seller, or a representative thereof, has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed in connection with this Agreement and confirms that all documents, books and records pertaining to such Seller's investment in the AFAM Shares and requested by such Seller have been made available.

                  (c) Each Seller receiving AFAM Shares has had an opportunity to ask questions and receive answers from Buyer regarding the terms and conditions of the offering of the AFAM Shares and about other information, documents and records relative to Buyer's business assets, financial condition, results of operations and liabilities.

                  (d) Each Seller receiving AFAM Shares is an experienced investor in securities and acknowledges that such Seller can bear the complete economic risk of such Seller's investment and has such knowledge and experience in financial or business matters that such Seller is capable of evaluating the merits and risks of the investment in the AFAM Shares. Each Seller also represents that such Seller is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

                  (e) The purchase of the AFAM Shares by the Sellers is consistent with the general investment objectives of the Sellers. Each Seller understands that the purchase of the AFAM Shares involves a high degree of risk.

                  (f) Each Seller understands that the AFAM Shares such Seller is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Buyer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act and applicable state securities laws, except in certain limited circumstances. In this connection, each Seller represents that such Seller is familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act. Each Seller agrees that in no event will they make a transfer or disposition of any of the AFAM Shares unless and until, if requested by Buyer, such Seller shall have furnished to Buyer (at the expense of the applicable Seller or such Seller's transferee) an opinion of counsel or other evidence, reasonably satisfactory to Buyer, to the effect that such transfer may be made without restrictions under the Securities Act. Each Seller understands that Buyer is under no obligation to register any of the securities sold hereunder.

                  (g) The AFAM Shares shall not be registered under the Securities Act at the time of issuance, and as such shall constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and the AFAM Shares shall be available for sale in the public market only in compliance with Rule 144. The AFAM Shares shall bear a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

             Article 5 - Representations and Warranties of the Buyer

         As a material inducement to the Sellers to enter into this Agreement, the Buyer hereby represents and warrants to the Sellers as follows:

         5.1 Authority as to Execution. The execution and delivery of this Agreement and the instruments called for by this Agreement by or on behalf of the Buyer and the consummation of the transactions contemplated hereunder and thereunder, shall have been duly authorized by all necessary limited liability company actions on or prior to the Closing Date. This Agreement and each of the instruments called for by this Agreement will be a valid and binding obligations of the Buyer, each enforceable against Buyer in accordance with their respective terms.

         5.2 Organization and Entity Authority. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each affiliate assigned purchase rights under this Agreement by the Buyer is a limited liability company duly organized, validly existing and in good standing under the laws the state in which is will operate the Business, with full legal power and authority to execute, deliver and perform its obligations under this Agreement and the instruments called for by this Agreement.

         5.3 No Violation of Law; Other Agreements. Neither the execution and delivery of this Agreement or the instruments called for by this Agreement, nor consummation of the transaction herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof, will conflict with or violate any provision of law or of the Articles of Organization or the Operating Agreement of the Buyer, or result in a violation or default in any provision or any regulation, order, writ, injunction or decree of any court or governmental agency or authority, or of any agreement or instrument to which Buyer is a party or by which Buyer is bound or subject.


         5.4 Commissions. The Buyer has not authorized any person to act in such a manner as to give rise to any valid claim against the Seller for a brokerage commission, finder's fee, or similar payment as a result of the transactions contemplated under this Agreement.

         Issuance and Validity of AFAM Shares. The AFAM Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances other than the pledge of the AFAM Shares contemplated by this Agreement, and will not be subject to any preemptive rights, rights of first refusal or redemption rights


         5.6 Disclosure. No representation or warranty made by the Buyer in this Agreement is false or misleading in any material respect or omits to state any fact necessary to make any such representation or statements not misleading in any material respect.


                      Article 6 - Covenants of the Sellers

         6.1 Conduct of Business. From the date of this Agreement until the Closing Date, each Seller agrees to operate the Business and otherwise carry on the Business in substantially the same manner heretofore conducted and not make other than in the ordinary course of business, any material change in its personnel, operations, finances, accounting policies, or personal property, without the prior written consent of the Buyer. Between the date hereof and the Closing Date, each Seller agrees to use its reasonable efforts to retain its present employees and preserve the goodwill and business of their customers, suppliers, and others having business relations with them, and agree to conduct the financial operations of the Business in accordance with its existing business practices. From the date of this Agreement to the Closing Date, each Seller agrees to not do any of the following in connection with its ownership and operation the Business and the Purchased Assets without the Buyer's prior written consent:

                  (a) cancel or permit any insurance, bond, surety instrument or letter of credit to lapse or terminate, except in the ordinary course of business or unless renewed or replaced by like coverage;


                  (b) default in any respect under any loan, material contract, agreement, lease or commitment, except as to (i) CIT, the Sellers primary lender, with whom the Buyer hereby acknowledge that the Sellers are already in default, and (ii) Medicare, with respect to amounts due on Sellers' Medicare cost report repayment obligations (in each case the Sellers shall obtain payoff letters within a reasonable time prior to the Closing);


                  (c) enter into any contract, agreement, lease or other commitment, except in the ordinary course of business;

                  (d) sell or agree to sell the Business or any of the Purchased Assets;

                  (e) hire any employees other than in the ordinary course, increase any compensation to employees, enter into any employment arrangement, agreement or undertaking, or pay or promise to pay any fringe benefit, bonus or special compensation to employees, except in the ordinary course of business, except as otherwise contemplated in this Agreement;

                  (f) impede Buyer, its counsel, accountants and other representatives from reasonable access, during normal business hours and upon reasonable advance notice, to the Business and the Purchased Assets so that Buyer may have the opportunity to conduct a reasonable investigation of the Business;

                  (g) encumber any of the Purchased Assets or incur any liabilities with respect to the Business, except in the ordinary course of business; or

                  (h) permit any employees of the Business to be "hired" or otherwise used by the Seller other than in connection with the operation of the Business (the intention of the parties being that as of the Closing, the Buyer will have the opportunity, but not the obligation, to hire all of the Seller's employees utilized in the operation of the Business as of the date of this Agreement and that none of such employees will have any preexisting arrangement to remain employed by the Seller after the Closing Date).

         6.2 No Sale of Purchased Assets. The Seller agrees to not sell, lease, remove or otherwise dispose of any of the Purchased Assets, which are located or used in the Business (except for retirements and replacements in the ordinary course of business, provided that all items which are retired or replaced are contemporaneously replaced by items of substantially equivalent value), or liquidate or dissolve.

         6.3 Insurance. Through the Closing Date, the Seller agrees to maintain the insurance described in Article 4.

        6.4 Notice. From the date hereof to the Closing Date, the Seller agrees to promptly advise the Buyer of the occurrence of any governmental inspections, investigations, citations with respect to the Business or the Purchased Assets, and of which the Seller has received written or oral notification.

         6.5 Access to Personnel and Records. From the date of this Agreement until the Closing Date, the Seller agrees to give the Buyer, and the Buyer's counsel, accountants, consultants and other agents and representatives, full access, during normal business hours and upon reasonable request, to its properties, books, contracts, commitments and records relating to the Purchased Assets and the operations of the Business. The review of any such Business records shall be conducted subject to the site and business hours limitations requested by the Seller to the extent reasonably possible and shall designed so as to minimize any disruption to the Seller's business.

         6.6 Financial Information. The Seller agrees to provide the Buyer with such financial information available to the Seller relating to the operations of the Business as the Buyer may reasonably request.

         6.7 Collection Practices. The Seller agrees to not deviate from its current lawful practices with respect to the collection of accounts receivable from the Business's patients to the extent that any such change in collection practices would impair or adversely affect the Business' ability to continue its relationships with those patients after Closing.

         6.8 Cooperation. From the date hereof to the Closing Date, the Seller agrees to cooperate in good faith with the Buyer in order to obtain all governmental, regulatory and other third party consents and approvals which are necessary or desirable to consummate the transactions contemplated under this Agreement. The Seller agrees to use its good faith efforts to cause each of the conditions to the Buyer's obligation to close the transactions contemplated by this Agreement set forth in Article 8 to be satisfied on or prior to the Closing Date.

         6.9 Approval of Transfer. From the date hereof to the Closing Date, the Seller agrees to use its good faith efforts, at the Buyer's expense, including the filing and submission of all necessary and appropriate applications and documents, to obtain the approvals and consents of all applicable governmental and regulatory authorities, and any other third party identified as necessary in order to transfer the Business, the Purchased Assets, the Assumed Contracts, the Assumed Leases and the Licenses to the Buyer.

         6.10 Consents. The Seller agrees to use its good faith efforts to procure the consents of any third parties necessary for the assignment to the Buyer of the Assumed Contracts and Licenses (to the extent the obtaining of such consents can occur pre-Closing).

         6.11 No-Shop Clause. From and after the date of the execution and delivery of this Agreement until the termination of this Agreement (unless the Closing Date is extended beyond such date by the parties), the Sellers agree to not, without the prior written consent of the Buyer: (i) offer for sale any material portion of the Business or Purchased Assets; (ii) solicit offers to buy all or any material portion of the Business or Purchased Assets; (iii) hold discussions with any party (other than the Buyer) looking toward such an offer or solicitation or looking toward a merger or consolidation with the Sellers; or
(iv) enter into any agreement with any party (other than the Buyer) with respect to the sale or other disposition of any material portion of the Business or Purchased Assets.


         6.12 Preparation of Financials. The current management of the Sellers shall cause the Sellers to prepare such financial information, and to cooperate with the Buyer in connection with the preparation of consolidated financial information including the Business, as may be requested by the Buyer.

         6.13 Sellers' Post-Closing Insurance Coverage. The Sellers agree to purchase tail insurance continuing its professional liability coverage, with dollar limits acceptable to the Buyer, for a two year period after the Closing Date.


                       Article 7 - Covenants of the Buyer

         7.1 Access to Records. For a period extending to the greatest of five years from and after the Closing Date, any longer period required by law, or the date of final settlement of cost reports for any period prior to the Closing Date, the Buyer agrees to retain the patient and medical records of the patients serviced by the Business on and prior to the Closing Date, and will give the Seller, and the Seller's counsel, accountants, consultants and other agents and representatives, full and complete access, during reasonable business hours and upon reasonable request.

         7.2 Cooperation. From the date hereof until the Closing Date, the Buyer agrees to cooperate in good faith with the Seller in order to obtain all governmental, regulatory and other third party consents and approvals which are necessary or desirable to consummate the transactions contemplated under this Agreement.

         7.3 Approval of Transfer. From the date hereof until the Closing Date, the Buyer agrees to use its best efforts, including the filing and submission of all necessary and appropriate applications and documents, to obtain the approvals and consents of all applicable governmental and regulatory authorities and other third parties required or necessary in order to transfer the Business, the Licenses, the Assumed Contracts and the Purchased Assets to the Buyer.

         7.4 Medicare Change of Ownership Filings. The Buyer and the Seller agree, as soon as reasonably possible after the execution of this Agreement, to make their Medicare Form 855 change in control filings.

           Article 8 - Conditions Precedent to the Buyer's Obligations

         The Buyer's obligation to close is subject to the satisfaction of the following conditions before or at Closing, unless waived by the Buyer:

         8.1 Representations and Warranties True at Closing. The representations, warranties and covenants made by the Seller in this Agreement must be true in all material respects at and as of Closing as if made on and as of Closing (excluding any materiality qualifier in such representations and warranties).

         8.2 Compliance with Agreement. The Seller must have performed and complied with all of its covenants and obligations under this Agreement in all material respects which are to be performed or complied with by them before or at Closing, including but not limited to the obtaining of consent and estoppel certificates from the landlords under each Assumed Lease as set forth herein.

         8.3 The Sellers' Certificate. The Sellers must have delivered to Buyer a certificate stating that (i) the representations, warranties and covenants made by the Sellers in the Agreement are true in all material respects at and as of Closing as if made on and as of Closing (excluding for this purpose any materiality qualifier in such representations and warranties), and (ii) the Sellers have performed and complied with all of their covenants and obligations under this Agreement in all material respects which are to be performed or complied with by it before or at Closing.

         8.4 Adverse Proceedings. As of the Closing Date, no suit, action, claim or governmental proceeding is pending or threatened against, and no order, decree or judgment of any court, agency or other governmental authority has been rendered against the parties or any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms or otherwise have a material adverse effect on the Buyer's ownership, use or enjoyment of the Business, the Licenses, the Assumed Contracts, the Assumed Leases or the Purchased Assets.

         8.5 Approvals. All necessary material federal, state and local governmental and regulatory and other third party consents, waivers, and other approvals or determinations required to be obtained with respect to the sale and/or transfer of the Licenses, the Assumed Contracts, the Assumed Leases and the Purchased Assets to the Buyer, and the Buyer's operation of the Business thereafter, must have been obtained, with the form and substance of such consents, etc. satisfactory to the Buyer in its sole discretion.

         8.6 Closing Documents. The documents required to be delivered by the Seller to the Buyer pursuant to this Agreement must be executed in a form reasonably acceptable to the Buyer.

         8.7 Opinion of Counsel. The Sellers shall have caused there to be delivered at Closing an opinion of counsel in a form satisfactory to Buyer with respect to certain matters, including authorization of this Agreement and the Ancillary Agreements, no conflict with the Sellers' organizational documents and contracts and other customary matters.

         8.8 Audited Financial Statements. The Sellers shall provide the Buyer with such audited financial statements for the Sellers and/or the Business for each of the three fiscal years ended June 30, 2006 and unaudited financial statements for the interim period ended September 30, 2006, as necessary for the Buyer to satisfy the requirements of Item 9.01 of the Exchange Act Current Report on Form 8-K.


         8.9 Employee Agreements. The entering into by substantially all of the Sellers' employees listed on Schedule 8.9 of restrictive covenant agreements in a form satisfactory to the Buyer is a condition both to the Buyer entering into of this Agreement and the Buyer's obligation to close the transactions contemplated by this Agreement. For purposes of this paragraph 8.9, "substantially all" shall mean all but two of the applicable employees.

         8.10 Control Agreement. The Sellers and their banks shall have entered into a control agreement with the Buyer, giving the Buyer the right to control accounts receivable payments made to the Seller's bank accounts, all in a form satisfactory to the Buyer.

         8.11 Indemnification Agreement. The parties enter into an Indemnification Agreement, in the form attached as Attachment D.

         8.12 Other Transactions. The closing of the transactions contemplated in the Asset Purchase Agreement dated as of the date hereof of among certain Buyers and Mederi, Inc., Mederi of Collier County, Inc., Mederi of Manatee County, Inc., Mederi of Pinellas County, Inc., Mederi of Alachua County,
 Inc., Mederi of Palm Beach County, Inc., and Mederi of Orange County, Inc. d/b/a Mederi of Brevard County, Inc.


          Article 9 - Conditions Precedent to the Sellers' Obligations

         The Sellers' obligation to close is subject to the satisfaction of the following conditions prior to or at Closing, unless waived by the Seller:

         9.1 Representations and Warranties True at Closing. The representations and warranties made by the Buyer in this Agreement must be true in all material respects at and as of Closing with the same effect as though such representations and warranties had been made or given on and as of Closing.

         9.2 Compliance with Agreement. The Buyer must have performed and complied with all its covenants and obligations under this Agreement in all material respects which are to be performed or complied with by it before or at the Closing.

         9.3 Buyer's Certificate. The Buyer must have delivered to the Seller a certificate stating that (i) the representations, warranties and covenants made by the Buyer in the Agreement are true at and as of Closing as if made on and as of the Closing, and (ii) the Buyer has performed and complied with all of its covenants and obligations under this Agreement in all material respects which are to be performed or complied with by it before or at Closing.

         9.4 Adverse Proceedings. As of the Closing Date, no suit, action, claim or governmental proceeding is pending against, and no order, decree or judgment of any court, agency or other governmental authority has been rendered against the parties or any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

         9.5 Approvals. All necessary federal, state and local governmental and regulatory and other third party consents, waivers, and other approvals and determinations required to be obtained with respect to the sale and/or transfer of the Licenses and the Purchased Assets to the Buyer must have been obtained.

         9.6 Closing Documents. The documents required to be delivered by the Buyer to the Seller pursuant to this Agreement must be executed and delivered in a form reasonably acceptable to the Seller.


         9.7 Purchase Price. Seller's receipt of the Purchase Price payable pursuant to paragraph 2.1(a)(i) via wire transfer.


         Medicare Change in Control. The Buyer and the Seller shall have made their Medicare Form 855 change of ownership filings.

9.8 Opinion of Counsel. The Buyer shall have caused there to be delivered at Closing an opinion of counsel in a form satisfactory to Seller with respect to certain matters, including authorization of this Agreement and the Ancillary Agreements, no conflict with the Buyer's organizational documents and contracts and other customary matters.9.9

                      Article 10 - Termination of Agreement

         10.1 Termination. This Agreement and the transactions contemplated hereby may be terminated or abandoned at any time before the Closing Date: (a) by mutual consent of the Seller and the Buyer; (b) by the Buyer, if there has been a material misrepresentation in this Agreement by the Seller, or a material breach by the Seller of any of its warranties or covenants set forth in this Agreement, or an uncured failure of any condition to which the obligations of the Buyer are subject; (c) by the Seller, if there has been a material misrepresentation in this Agreement by the Buyer, or a material breach by the Buyer of any of its warranties or covenants set forth in this Agreement, or an uncured failure of any condition to which the obligations of the Seller are subject; or (d) by the Seller or the Buyer if the Closing has not occurred prior to December 15, 2006.

             Article 11 - Survival of Representations and Warranties

         11.1 Survival of Representations and Warranties. All of the representations, and warranties made by the Sellers and the Buyer under this Agreement will survive the Closing of the transactions contemplated by this Agreement for a period of 36 months after the Closing Date, except that the representation and warranty with respect to (i) taxes in paragraphs 4.4 and 4.16, (ii) healthcare matters in paragraph 4.10 shall survive after the Closing Date for the greater of 36 months or the applicable statute of limitations, and
(iii) title in paragraph 4.5 shall survive after the Closing Date without any time limitation.

                          Article 12 - Other Provisions

         12.1 Further Assurances. The parties agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Agreement.

         12.2 Entire Agreement; Amendment. All schedules to this Agreement are deemed to be incorporated into and made part of this Agreement. This Agreement together with the attachments (each of which is incorporated into this Agreement in its entirety through this reference), schedules and recitals contains the entire agreement between the parties and there are no agreements, representations, or warranties which are not set forth herein. This Agreement may not be amended or revised except by a writing signed by both parties hereto.

         12.3 Binding Effect; Assignment. This Agreement is binding upon and inures to the benefit of the parties and their respective successors and assigns; provided, however, that other than an assignment by the Buyer of its rights under this Agreement to an affiliate of the Buyer which does not relieve the Buyer of its obligations under this Agreement, neither this Agreement nor any rights hereunder are assignable nor transferable without the prior written consent of the other party. This Agreement is not intended and must not be construed to create any rights in any parties other than the Buyer and the Seller and no person may assert any rights as a third party beneficiary.

         12.4 Separate Counterparts. This Agreement may be executed in several identical counterparts, all of which when taken together constitutes but one instrument, and it will not be necessary in any court of law to introduce more than one executed counterpart in proving this Agreement. This Agreement may be executed and delivered by fax counterpart signatures, and upon exchange of fax counterpart signatures, this Agreement will be binding upon the parties.

         12.5 Transaction Costs. Each party to this Agreement agrees to be responsible for its own costs for any legal, accounting and other services, if any, attendant to the transactions contemplated by this Agreement. The Buyer will bear the cost of transfer of the Licenses and any regulatory approvals necessary to complete the transaction. The Buyer acknowledges and agrees that it shall be solely responsible for any brokerage fees or sales commissions that may be due and payable to Stoneridge Partners as a result of the transactions contemplated by this Agreement. The Selling Parties shall be responsible for any filing fees or stamp tax associated with the Purchase Notes.

         12.6 Notices. Any notice, request, instruction or documents required or permitted hereunder must be in writing and will be deemed given if delivered personally or by certified mail, U.S. mail, national recognized overnight courier service or sent by telex, telecopy or other telecommunication device capable of creating a written record (and promptly confirmed by hard copy delivery) to a party at the address set forth below:


            (i) If to any Selling Party:

                  c/o Mr.  David Nesslein
                    3948 Little Ave.
                  Coconut Grove, Florida 33131


                  With a copy to:

                  John B. Gallagher, Esq.
                  2128 NE 63rd Street
                  Fort Lauderdale, Florida 33308


             (ii) If to the Buyer:

                  9510 Ormsby Station Road, Suite 300
                  Louisville, Kentucky  40223
                  Fax:  (502) 891-8067
                  Attn:  President

                  With a copy to:

                  Frost Brown Todd LLC
                  400 West Market Street, 32nd Floor
                  Louisville, Kentucky 40202-3363
                  Fax: (502) 581-1087
                  Attn: Scott W. Dolson

unless and until notice of another or different address is given as provided herein.

         12.7 Severability. The provisions of this Agreement are severable, and the invalidity of any provision will not affect the validity of any other provision.

         12.8 Captions. The captions herein have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

         12.9 Gender. All pronouns used herein will include both the masculine and feminine gender as the context requires.

         12.10 Governing Law; Joint Preparation. The execution, interpretation, and performance of this Agreement will be governed by the laws of the State of Florida, without regard to or application of its conflicts of law principles. This Agreement is deemed to have been prepared jointly by the parties. Any ambiguity in this Agreement will not be interpreted against either party and will be interpreted as if each of the parties hereto had prepared this Agreement.

         12.11 Confidentiality and Announcements. Except as and to the extent required by Law, without the prior written consent of the other party, neither Buyer nor the Selling Parties shall, and each will direct its respective representatives not to make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise disclose or to permit the disclosure of, the terms of the transaction contemplated by this Agreement. If any party, in the opinion of outside legal counsel to such party, is required by Law or the rules of any exchange or the listing rules of the Nasdaq Capital Market or any other applicable market, to make any such disclosure, such party must first provide the other party the content of the proposed disclosure, the reasons that such disclosure is required by Law and the time and place that the disclosure will be made. The parties agree to consult with each other to prepare a mutually acceptable press release to be issued immediately following the Closing.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



                  ALMOST FAMILY, INC.
                  CARETENDERS VISITING SERVICES OF COOK
                  COUNTY, LLC
                  CARETENDERS VISITING SERVICES OF
                  SOUTHERN ILLINOIS, LLC
                  CARETENDERS VISITING SERVICES OF
                  ST. LOUIS, LLC
                  NATIONAL HEALTH INDUSTRIES, INC.


                  By /s/ William B. Yarmuth
                     ------------------------------------------
                     William B. Yarmuth, Chief Executive Officer




                  HEALTH MANAGEMENT CONSULTANTS, INC.


                  By: /s/ David Nesslein
                      -------------------------------------------
                      David Nesslein

                  Title:   Secretary/Treasurer
                         ----------------------------------------




                 UNITED HOME HEALTH SERVICES OF COOK
                 COUNTY, INC. d/b/a MEDERI


                 By: /s/ David Nesslein
                     -------------------------------------------
                     David Nesslein

                 Title:  Secretary/Treasurer
                         ---------------------------------------

                 UNITED HOME HEALTH SERVICE OF
                 ST. LOUIS, INC.


                  By  /s/ David Nesslein
                      -------------------------------------------
                      David Nesslein

                  Title:  Secretary/Treasurer
                        -----------------------------------------



                  /s/ David Nesslein
                  -----------------------------------------------
                  David Nesslein


                  /s/ Sandra Vazquez
                  ------------------------------------------------
                  Sandra Vazquez

                        LIST OF ATTACHMENTS AND SCHEDULES
                                       TO
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT



         Attachment A         Noncompetition Agreement
         Attachment B         Purchase Notes
         Attachment C         Registration Rights Agreement
         Attachment D         Indemnification Agreement
         Attachment E         Additional Transition Matters

         Schedule 1.1(a)      Purchased Assets
         Schedule 1.1(b)      Excluded Assets
         Schedule 1.3(a)      Assumed Contracts
         Schedule 1.3(b)      Assumed Leases
         Schedule 1.7 Miami Home Office Employees - Terms of Transitional Employment
         Schedule 2.1(a)(iv)  Contingent Consideration
         Schedule 2.2         Allocation of Purchase Price
         Schedule 4.1         Authority
         Schedule 4.2         Licenses, Permits and Payment Programs
         Schedule 4.7         Insurance
         Schedule 4.9         Governmental Approvals & Licenses
         Schedule 4.10        Healthcare Regulatory Compliance
         Schedule 4.11        Contracts
         Schedule 4.12        Violations of Law
         Schedule 4.13        Litigation
         Schedule 4.15        Employment Contracts
         Schedule 4.16        ERISA Matters
         Schedule 4.18        Worker's Compensation Compliance
         Schedule 4.19        Adverse Actions
         Schedule 4.20        Consents
         Schedule 4.21        Commissions
         Schedule 8.9         List of Employees

                                  ATTACHMENT A
                                       to
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT

                      CONFIDENTIALITY, NONSOLICITATION AND
                            NONCOMPETITION AGREEMENT


This is a Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of December 3, 2006, among (i) Almost Family, Inc. and Caretenders Visitings
Services of Ocala, LLC, a Florida limited liability company, Caretenders Visiting Services of Southwest Florida, Inc., a Florida corporation, Caretenders Visiting Services of Orlando, LLC, a Florida limited liability company, Caretenders Visiting Services of District 7, LLC, a Florida limited liability company, Pro-Care Home Health of Broward, Inc., a Florida corporation, Caretenders Visiting Services of Southeast Florida, Inc., a Florida corporation, Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company, Cartenders Visiting Services of District 6, LLC, a Florida limited liability company, Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, National Health Industries, Inc., a Kentucky corporation (collectively, the "Buyer") (collectively, the "Protected Parties"), and (ii) Mederi, Inc., Health Management Consultants, Inc., Mederi of Collier County, Inc., Mederi of Manatee County, Inc., Mederi of Pinellas County, Inc., Mederi of Alachua County, Inc., Mederi of Palm Beach County, Inc., Mederi of Orange County, Inc., Mederi of Brevard County, Inc., United Home Health Service of St. Louis, United Home Health Services, Inc. d/b/a Mederi of Illinois, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County and (iv) David Nesslein and Sandra Vazquez (each a "Selling Party" and collectively, the "Selling Parties").

                                    Recitals

         A. Pursuant to Asset Purchase Agreements dated as of November 15, 2006 (the "Purchase Agreements") among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Ocala, LLC, a Florida limited liability company, Caretenders Visiting Services of Southwest Florida, Inc., a Florida corporation, Caretenders Visiting Services of Orlando, LLC, a Florida limited liability company, Caretenders Visiting Services of District 7, LLC, a Florida limited liability company, Pro-Care Home Health of Broward, Inc., a Florida corporation, Caretenders Visiting Services of Southeast Florida, Inc., a Florida corporation, Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company, Caretenders Visiting Services of District 6, LLC, a Florida limited liability company, Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, and

National Health Industries, Inc., a Kentucky corporation, Mederi, Inc., a Florida corporation, Mederi of Collier County, Inc., a Florida corporation, Mederi of Manatee County, Inc., a Florida corporation, Mederi of Pinellas County, Inc., a Florida corporation, Mederi of Alachua County, Inc., a Florida corporation, Mederi of Palm Beach County, Inc., a Florida corporation, Mederi of Orange County, Inc., a Florida corporation d/b/a Mederi of Brevard County, Inc., and United Home Health Services, Inc. d/b/a Mederi of Illinois, an Illinois corporation, David Nesslein and Sandra Vazquez (the "First APA") and (ii) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, and National Health Industries, Inc., a Kentucky corporation, Health Management Consultants, Inc., a Delaware corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation, David Nesslein and Sandra Vazquez (the "Second APA"), the Protected Parties are purchasing certain assets used in the operation of a home health agencies in Florida, Illinois and Missouri (the "Territory"). The agreement by the Selling Parties to the terms of this Agreement was material to the decision of the Buyer to enter into the transactions described in the Purchase Agreements. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Purchase Agreements.

         B. For purposes of this Agreement, "Proprietary Information" means as it relates to the Business, patient lists, referral sources, business relationships, business records and financial records, all of which have been acquired by the Protected Parties in connection with the purchase of the Business. The Protected Parties have expressly or impliedly protected such information from unrestricted use by persons not associated with the Protected Parties.

         C. For purposes of this Agreement, "Restriction Period" mean the period commencing on the date of this Agreement, and terminating on the fifth anniversary date of this Agreement.

         THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

         1.       Confidential Information.

                  (a) Each Selling Party agrees that it shall (i) maintain the strict confidence of, undertake all necessary steps to avoid divulging or disclosing, and preserve and protect the Proprietary Information, trade secrets, customer lists, business records, and financial records of the Business (collectively, the "Trade Secrets") from disclosure to, or access or use by, any person or entity, including any competitor or potential competitor of the Business, and (ii) not use the Trade Secrets to compete, directly or indirectly, with the Business, nor attempt to otherwise take commercial advantage of the Trade Secrets. Each Selling Party acknowledges that the Trade Secrets constitute valuable, special and unique property of the Business being acquired by the Protected Parties.

                  (b) Each Selling Party represents and warrants to the Protected Parties that it has returned and delivered to the Protected Parties any and all papers, books, records, documents, memoranda and manuals, including all copies thereof, whether hard or digital copies, belonging or relating to the Business, or containing any Proprietary Information or Trade Secrets.

                  (c) Each Selling Party agrees that, if at any time after the date of this Agreement, the Selling Party determines that it has any Proprietary Information or Trade Secrets in its possession or control, the Selling Party shall immediately return all such Proprietary Information or Trade Secrets to the Protected Parties, including all copies or portions thereof.

         2. Employee Solicitation. Each Selling Party agrees that it shall not, during the Restriction Period, directly or indirectly, induce, encourage or solicit any employee of the Business to leave the employ of the Protected Parties or become employed by the Selling Parties, or, directly or indirectly, hire any former employees of the Business, except with the prior written consent of the Protected Parties.

         3.       Noncompetition Covenant.

                  (a) Each Selling Party agrees that it shall not, during the Restriction Period, directly or indirectly, individually, or through any person, partnership, joint venture, corporation or other entity in which any Selling Party has any interest, including, without limitation, as a shareholder, owner, member, partner, investor, director, officer, employee or consultant, or otherwise, (i) engage in the home health business in the States of Florida, Illinois or Missouri, or (ii) solicit the past, present or future patients or referral sources of the Business.

                   (b) All of the restrictive covenants in this Agreement shall be construed as an agreement independent of any provision of the Purchase Agreement, and the existence of any claim or cause of action of a Selling Party against a Protected Party shall not constitute a defense to the enforcement by the Protected Party of such restrictive covenants. It is specifically agreed that the periods during which the covenants of the Selling Parties shall be effective shall be computed by excluding from such computation any time during which the Selling Parties are in violation of any provision of this Agreement.

         4. Consideration. The Selling Parties acknowledge that the consideration for the covenants in this Agreement is the Purchase Price consideration paid at the Closing and $200,000.00 payable at Closing to each of David Nesslein and Sandra Vazquez.

         5. Cooperation. Each Selling Party agrees to cooperate in connection with the Protected Parties with respect to maintaining the goodwill and reputation of the Business.

         6. Specific Enforcement. In the event of a breach of the Selling Parties' covenants in this Agreement, it is agreed that damages will be difficult to ascertain and the Protected Parties may petition a court of law or equity for, and be granted, injunctive relief in addition to any other relief which the Protected Parties may have under the law, including reasonable attorney's fees.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to or application of its conflicts of laws principles. Each of the parties has participated in the preparation of this Agreement and agree that in construing the provisions of this Agreement, the general rule that provisions shall be construed most strongly against the party that drafted such provisions shall have no application.

         8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and other understandings with respect to the subject matter hereof. No change, modification, addition or amendment of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

         9. Construction. The parties agree that the restrictions set forth herein are reasonable and necessary to preserve the business of the Protected Parties and that the maximum protection available under the law shall be provided to the Protected Parties by this Agreement to protect the Protected Parties' interests in its business and confidential information and that, if the restrictions imposed hereby are held by any court to be invalid, illegal or unenforceable as to time, territory, scope or otherwise, this Agreement shall be construed to impose restrictions which are valid, legal and enforceable as to time, territory, scope or otherwise, as the case may be, to the maximum extent permitted under applicable law.

         10. Headings. The headings contained in this Agreement are included for ease of reference only and shall not be considered in the interpretation or enforcement of this Agreement.

         11. Provisions Severable. To the extent that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Notices. All notices required to be given under this Agreement shall be in writing and shall be deemed to have been duly given if mailed by certified mail, return receipt requested, postage prepaid to the addresses set forth in the Purchase Agreement or to such other addresses which a party has given the other parties written notice.

         13. Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and, as applicable, their respective heirs, executors, administrators, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                  ALMOST FAMILY, INC. CARETENDERS
                  VISITING SERVICES OF OCALA, LLC
                  CARETENDERS VISITING SERVICES OF
                  SOUTHWEST FLORIDA, INC. CARETENDERS
                  VISITING SERVICES OF ORLANDO, LLC
                  CARETENDERS VISITING SERVICES OF
                  DISTRICT 7, LLC PRO-CARE HOME HEALTH
                  OF BROWARD, INC. CARETENDERS
                  VISITING SERVICES OF SOUTHEAST
                  FLORIDA, INC. CARETENDERS VISITING
                  SERVICES OF HERNANDO COUNTY, LLC
                  CARTENDERS VISITING SERVICES OF
                  DISTRICT 6, LLC CARETENDERS VISITING
                  SERVICES OF PINELLAS COUNTY, LLC
                  CARETENDERS VISITING SERVICES OF
                  COOK COUNTY, LLC CARETENDERS
                  VISITING SERVICES OF SOUTHERN
                  ILLINOIS, LLC CARETENDERS VISITING
                  SERVICES OF ST. LOUIS, LLC NATIONAL
                  HEALTH INDUSTRIES, INC.


                  By /s/ William B. Yarmuth
                     ----------------------------------
                     William B.Yarmuth, Chief Executive Officer

                   MEDERI, INC.
                   HEALTH MANAGEMENT CONSULTANTS, INC.
                   MEDERI OF COLLIER COUNTY, INC.
                   MEDERI OF MANATEE COUNTY, INC.
                   MEDERI OF PINELLAS COUNTY, INC.
                   MEDERI OF ALACHUA COUNTY, INC.
                   MEDERI OF PALM BEACH COUNTY, INC.
                   MEDERI OF ORANGE COUNTY, INC.
                   MEDERI OF BREVARD COUNTY, INC.
                   UNITED HOME HEALTH SERVICES, INC.
                   d/b/a MEDERI OF ILLINOIS
                   UNITED HOME HEALTH SERVICES OF COOK
                   COUNTY, INC. d/b/a MEDERI
                   UNITED HOME HEALTH SERVICE OF
                   ST. LOUIS, INC.


                 By: /s/ David Nesslein
                     -------------------------------------------
                     David Nesslein, President

                    /s/ David Nesslein
                    ---------------------------------------------
                    David Nesslein

                    /s/ Sandra Vazquez
                    --------------------------------------------
                    Sandra Vazquez

                                  ATTACHMENT B
                                       to
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT


                                 Purchase Notes

                                 PROMISSORY NOTE

$3,000,000.00                                                  December 3, 2006
                                                           Louisville, Kentucky

         For value received, Almost Family, Inc., a Delaware corporation (the "Maker"), promises to pay, pursuant to this "Promissory Note" to the order of United Home Health Services of St. Louis, Inc. (the "Lender"), at 3948 Little Avenue, Coconut Grove, Florida 33131 or such other address as the holder hereof may direct, the principal sum of Three Million Dollars ($3,000,000.00) Exactly.

     This Promissory Note is delivered pursuant to paragraph 2.1(b) of the Asset Purchase Agreement dated as of November 15, 2006, among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, and National Health Industries, Inc., a Kentucky corporation, (ii) Health Management Consultants, Inc., a Delaware corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation, and
(iii) David Nesslein and Sandra Vazquez (the "Agreement").

         Commencing as of the date of this Promissory Note, the outstanding principal balance of this Promissory Note from time to time shall bear interest at the annual rate equal to six percent (6%). Interest shall be payable quarterly on March 31, June 30, September 30 and December 31, commencing with the first quarterly payment on December 31, 2006. The principal amount and all accrued and unpaid interest on this Promissory Note shall be paid in full on May 15, 2009.

         All or any part of the outstanding principal amount of this Promissory Note may be prepaid at any time without penalty.

                  Failure of the holder of this Promissory Note to exercise any of its rights and remedies shall not constitute a waiver of any provision of this Promissory Note, or of any of such holder's rights and remedies, nor shall it prevent the holder from exercising any rights or remedies with respect to the subsequent happening of the same or similar occurrences. All remedies of the holder hereof shall be cumulative to the greatest extent permitted by law.

         The following shall constitute a default under this Promissory Note:
(i) the failure to make any payment when due under this Promissory Note within five (5) days after such payment is due; (ii) failure of the Maker to perform or observe any covenant, obligation or provision of this Promissory Note, which failure has not been fully corrected within thirty (30) days from the date of such failure or after notice has been given to the Maker of such failure; or
(iii) the Maker or any guarantor shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future state or federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make a general assignment for the benefit of its creditors, or shall be unable to pay its debts generally as they become due; or if a petition or answer proposing the adjudication of the Maker or any guarantor as a bankrupt or its reorganization under any present or future state or federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof; or if a receiver, trustee or liquidator of the Maker or any guarantor, or of all or substantially all of the assets of the Maker or any guarantor, shall be appointed in any proceeding brought against the Maker or any guarantor and shall not be discharged within sixty (60) days of such appointment; or if the Maker or any guarantor shall consent to or acquiesce in such appointment; or if any property of the Maker or any guarantor shall be levied upon or attached in any proceeding. If default is made in the payment of any part of the principal of or interest due under the terms of this Promissory Note or in the performance of any covenant or other agreement between Maker and Lender, then, five (5) days following written notice and a failure to cure, this Promissory Note shall be in default and the entire principal sum and accrued interest shall become due and payable at once without notice and demand at the option of Lender.

         After maturity or default, this Promissory Note shall bear interest at the highest rate permitted under the then applicable law (hereinafter the "Default Rate"), provided, however, in the event there is then no such highest rate applicable, or in the event said highest rate is otherwise indeterminable, the parties agree that the applicable Default Rate shall be eighteen (18%) percent per annum. In addition, following any judgment obtained by Lender in connection with Maker's failure to pay this Promissory Note when due, interest shall continue to accrue at the Default Rate.

                  Notwithstanding any provision herein or in any instrument now or hereafter securing this Promissory Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of Florida, and any amount paid in excess thereof shall be applied to the unpaid principal balance. Such application shall be made to future installments of principal in the inverse order of their maturity and shall not change or modify the payments next due but shall accelerate the final maturity date. In the event of the acceleration of this Promissory Note, the total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been prepaid shall be refunded to the Maker hereof at the time of acceleration. Such refund may be made by application of the amount involved against the sums due hereunder, but such crediting shall not cure or waive the default occasioning acceleration.

                  All payments shall be applied (i) to the payment of all costs and expenses of Lender in enforcing this Promissory Note, including attorneys fees, (ii) to the payment of interest on the principal balance of this Promissory Note from time to time remaining unpaid, and (iii) to reduce the principal balance of this Promissory Note.

         If any provision or portion of this Promissory Note is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Promissory Note and the remaining provisions and portions thereof shall continue in full force and effect.

         Time shall be of the essence of each and every covenant and promise contained in this Promissory Note. If there is any default under this Promissory Note, and this Promissory Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the Maker and each guarantor promise to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Promissory Note or enforcing the holder's rights with respect to this Promissory Note.

         Maker shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which Maker may be entitled under the Agreement, and the exercise of such right shall not be an Event of Default hereunder.

         This Promissory Note has been delivered in, and shall be governed by and construed in accordance with, the laws of the State of Florida, without regard to or application of its conflicts of law principles. Maker hereby submits to the jurisdiction of the courts of the State of Florida in the event any litigation arising from related to this Promissory Note is commenced. Maker agrees that Lender may institute any cause of action against Maker involving this Promissory Note in the courts of Miami-Dade County, Florida, and hereby waives any venue privilege or right to be sued in any other forum.

         All parties to this instrument, whether makers, sureties, guarantors, endorsers, accommodation parties or otherwise, shall be jointly and severally bound, and jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, notice of non-payment or non-acceptance and any other notice and all due diligence or promptness that may otherwise be required by law, and all exemptions to which they may now or hereafter be entitled under the laws of the State of Florida, or of the United States of America or any state thereof. The holder of this instrument may whether one or more times, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party or any other party to this Promissory Note (1) extend the time for payment of either principal or interest from time to time, (2) release or discharge any one or more parties liable on this Promissory Note, (3) suspend the right to enforce this Promissory

Note with respect to any persons, (4) change, exchange or release any property in which the holder has any interest securing this Promissory Note, (5) justifiably or otherwise, impair any collateral securing this Promissory Note or suspend the right to enforce against any such collateral, and (6) at any time it deems it necessary or proper, call for and should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

         THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IF ANY SUIT BE BROUGHT TO ENFORCE OR CHALLENGE THE VALIDITY OR ENFORCEMENT OF THIS NOTE OR ANY OTHER SECURITY INSTRUMENTS EXECUTED TO FURTHER SECURE THE INDEBTEDNESS. MAKER HEREBY AGREES AND CONSENTS TO THE RELIEF OF THE HOLDER OF THIS NOTE FROM ANY STAY ORDER WHICH MIGHT BE ENTERED BY ANY COURT AGAINST THE HOLDER OF THIS NOTE AND TO ASSIST THE HOLDER OF THIS NOTE IN OBTAINING SUCH RELIEF, AND, WITH REGARD TO THE FILING OF ANY BANKRUPTCY PROCEEDINGS UNDER CHAPTER 11, 13 OR OTHERWISE, TO NOT MODIFY ANY OF THE TERMS OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, THE INTEREST RATE OR PAYMENT AMOUNTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.


                  ALMOST FAMILY, INC.


                  By /s/ William B. Yarmuth
                     -----------------------------------
                     William B. Yarmuth, Chief Executive Officer

                                 PROMISSORY NOTE
                                                              December 3, 2006
                                                          Louisville, Kentucky

         For value received, Almost Family, Inc., a Delaware corporation (the "Maker"), promises to pay, pursuant to this "Promissory Note" to the order of United Home Health Services of Cook County, Inc. (the "Lender"), at 3948 Little Avenue, Coconut Grove, Florida 33131 or such other address as the holder hereof may direct, the principal sum of One Million Dollars ($1,000,000.00) Exactly.

         This Promissory Note is delivered pursuant to paragraph 2.1(b) of the Asset Purchase Agreement dated as of November 15, 2006, among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, and National Health Industries, Inc., a Kentucky corporation, (ii) Health Management Consultants, Inc., a Delaware corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation, and
(iii) David Nesslein and Sandra Vazquez (the "Agreement").

         Commencing as of the date of this Promissory Note, the outstanding principal balance of this Promissory Note from time to time shall bear interest at the annual rate equal to six percent (6%). Interest shall be payable quarterly on March 31, June 30, September 30 and December 31, commencing with the first quarterly payment on December 31, 2006. The principal amount and all accrued and unpaid interest on this Promissory Note shall be paid in full on May 15, 2009.

         All or any part of the outstanding principal amount of this Promissory Note may be prepaid at any time without penalty.

                  Failure of the holder of this Promissory Note to exercise any of its rights and remedies shall not constitute a waiver of any provision of this Promissory Note, or of any of such holder's rights and remedies, nor shall it prevent the holder from exercising any rights or remedies with respect to the subsequent happening of the same or similar occurrences. All remedies of the holder hereof shall be cumulative to the greatest extent permitted by law.

         The following shall constitute a default under this Promissory Note:
(i) the failure to make any payment when due under this Promissory Note within five (5) days after such payment is due; (ii) failure of the Maker to perform or observe any covenant, obligation or provision of this Promissory Note, which failure has not been fully corrected within thirty (30) days from the date of such failure or after notice has been given to the Maker of such failure; or
(iii) the Maker or any guarantor shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future state or federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make a general assignment for the benefit of its creditors, or shall be unable to pay its debts generally as they become due; or if a petition or answer proposing the adjudication of the Maker or any guarantor as a bankrupt or its reorganization under any present or future state or federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof; or if a receiver, trustee or liquidator of the Maker or any guarantor, or of all or substantially all of the assets of the Maker or any guarantor, shall be appointed in any proceeding brought against the Maker or any guarantor and shall not be discharged within sixty (60) days of such appointment; or if the Maker or any guarantor shall consent to or acquiesce in such appointment; or if any property of the Maker or any guarantor shall be levied upon or attached in any proceeding. If default is made in the payment of any part of the principal of or interest due under the terms of this Promissory Note or in the performance of any covenant or other agreement between Maker and Lender, then, five (5) days following written notice and a failure to cure, this Promissory Note shall be in default and the entire principal sum and accrued interest shall become due and payable at once without notice and demand at the option of Lender.

         After maturity or default, this Promissory Note shall bear interest at the highest rate permitted under the then applicable law (hereinafter the "Default Rate"), provided, however, in the event there is then no such highest rate applicable, or in the event said highest rate is otherwise indeterminable, the parties agree that the applicable Default Rate shall be eighteen (18%) percent per annum. In addition, following any judgment obtained by Lender in connection with Maker's failure to pay this Promissory Note when due, interest shall continue to accrue at the Default Rate.

                  Notwithstanding any provision herein or in any instrument now or hereafter securing this Promissory Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of Florida, and any amount paid in excess thereof shall be applied to the unpaid principal balance. Such application shall be made to future installments of principal in the inverse order of their maturity and shall not change or modify the payments next due but shall accelerate the final maturity date. In the event of the acceleration of this Promissory Note, the total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been prepaid shall be refunded to the Maker hereof at the time of acceleration. Such refund may be made by application of the amount involved against the sums due hereunder, but such crediting shall not cure or waive the default occasioning acceleration.

                  All payments shall be applied (i) to the payment of all costs and expenses of Lender in enforcing this Promissory Note, including attorneys fees, (ii) to the payment of interest on the principal balance of this Promissory Note from time to time remaining unpaid, and (iii) to reduce the principal balance of this Promissory Note.

         If any provision or portion of this Promissory Note is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Promissory Note and the remaining provisions and portions thereof shall continue in full force and effect.

         Time shall be of the essence of each and every covenant and promise contained in this Promissory Note. If there is any default under this Promissory Note, and this Promissory Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the Maker and each guarantor promise to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Promissory Note or enforcing the holder's rights with respect to this Promissory Note.

         Maker shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which Maker may be entitled under the Agreement, and the exercise of such right shall not be an Event of Default hereunder.

         This Promissory Note has been delivered in, and shall be governed by and construed in accordance with, the laws of the State of Florida, without regard to or application of its conflicts of law principles. Maker hereby submits to the jurisdiction of the courts of the State of Florida in the event any litigation arising from related to this Promissory Note is commenced. Maker agrees that Lender may institute any cause of action against Maker involving this Promissory Note in the courts of Miami-Dade County, Florida, and hereby waives any venue privilege or right to be sued in any other forum.

         All parties to this instrument, whether makers, sureties, guarantors, endorsers, accommodation parties or otherwise, shall be jointly and severally bound, and jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, notice of non-payment or non-acceptance and any other notice and all due diligence or promptness that may otherwise be required by law, and all exemptions to which they may now or hereafter be entitled under the laws of the State of Florida, or of the United States of America or any state thereof. The holder of this instrument may whether one or more times, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party or any other party to this Promissory Note (1) extend the time for payment of either principal or interest from time to time, (2) release or discharge any one or more parties liable on this Promissory Note, (3) suspend the right to enforce this Promissory Note with respect to any persons, (4) change, exchange or release any property in which the holder has any interest securing this Promissory Note, (5) justifiably or otherwise, impair any collateral securing this Promissory Note or suspend the right to enforce against any such collateral, and (6) at any time it deems it necessary or proper, call for and should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

         THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IF ANY SUIT BE BROUGHT TO ENFORCE OR CHALLENGE THE VALIDITY OR ENFORCEMENT OF THIS NOTE OR ANY OTHER SECURITY INSTRUMENTS EXECUTED TO FURTHER SECURE THE INDEBTEDNESS. MAKER HEREBY AGREES AND CONSENTS TO THE RELIEF OF THE HOLDER OF THIS NOTE FROM ANY STAY ORDER WHICH MIGHT BE ENTERED BY ANY COURT AGAINST THE HOLDER OF THIS NOTE AND TO ASSIST THE HOLDER OF THIS NOTE

IN OBTAINING SUCH RELIEF, AND, WITH REGARD TO THE FILING OF ANY BANKRUPTCY PROCEEDINGS UNDER CHAPTER 11, 13 OR OTHERWISE, TO NOT MODIFY ANY OF THE TERMS OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, THE INTEREST RATE OR PAYMENT AMOUNTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.


                  ALMOST FAMILY, INC.


                  By /s/ William B. Yarmuth
                     ---------------------------------
                     William B. Yarmuth, Chief Executive Officer

                                  ATTACHMENT C
                                       To
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of the 3rd day of December, 2006, by and among Almost Family, Inc., a Delaware corporation (the "Company"), and Health Management Consultants, Inc., a Delaware corporation (the "Holder").

                                    RECITALS
WHEREAS, the Holder holds shares of the Company's Common Stock issued pursuant to the Asset Purchase Agreement dated as of November 15, 2006 (the "Asset Purchase Agreement"); and

WHEREAS, pursuant to the Asset Purchase Agreement the Company covenanted to grant the Holder certain piggyback registration rights; and NOW, THEREFORE, the parties to this Agreement agree as follows:

         Definitions.  For purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any partner, officer, director, manager, shareholder or employee of such Person.

                  "Common Stock" means shares of the Company's common stock, par value $0.10 per share.

                  "Damages" means any loss, claim, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, claim, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by any other party hereto of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Excluded Registration" means a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or to an SEC Rule 145 transaction; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

                  "GAAP" means generally accepted accounting principles in the United States.

                  "Holder" means Health Management Consultants, Inc.

                  "Immediate Family Member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

                  "Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means (i) the Common Stock issued pursuant to the Asset Purchase Agreement and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the rights under Section 2 hereof are not assigned or any shares for which registration rights have terminated pursuant to Section 2.11 of this Agreement.

                  "Registrable Securities then outstanding" means the number of shares determined by adding the Common Stock outstanding and the Common Stock issuable pursuant to then exercisable or convertible securities that are Registrable Securities.

                  "Restricted Securities" means the securities of the Company required to bear the legend set forth in Section 2.10(b) hereof.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

                  "SEC Rule 144(k)" means Rule 144(k) promulgated by the SEC under the Securities Act.

                  "SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Selling Expenses" means all underwriting discounts, selling commissions, stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except as may be provided in Section 2.5.

         Registration Rights.  The Company covenants and agrees as follows:

                  Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holder) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.2, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.1 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5.

                  Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to
Section 2.1, the Company shall not be required to include any of the Holder's Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders' securities have been first excluded. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holder based on the number of Registrable Securities held by all selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holder. For purposes of the provision in this
Section 2.2 concerning apportionment, for any selling stockholder that is a Holder and a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and

Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such "selling Holder," as defined in this sentence.

                  Obligations of the Company. Whenever required under this
Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective upon the Company's determination in its sole discretion;

                           prepare and file with the SEC such amendments and
supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

                           furnish  to the  selling  Holder  such  numbers  of
copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate its disposition of their Registrable Securities;

                           use its  commercially  reasonable  efforts  to
register  and  qualify  the  securities  covered  by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           in the event of any  underwritten  public  offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                           use its  commercially  reasonable  efforts  to cause
all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

                           promptly make available for inspection by the selling
Holder, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holder, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with any such registration statement;

                           notify each selling Holder, promptly after the
Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

                           after such  registration  statement becomes
effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

                  Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder's Registrable Securities.

                  Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Company, shall be borne and paid by the Company. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holder pro rata on the basis of the number of Registrable Securities registered on their behalf.

                  Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration contemplated in this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

                           To the extent permitted by law, the Company will
indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating any matter or defending any proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such investigation or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

                           To the extent permitted by law, each selling Holder,
severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating any investigation or defending any proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such investigation or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall any indemnity under this Section 2.7(b) exceed the proceeds from the offering (net of any Selling Expenses) received by such Holder, except in the case of fraud or willful misconduct by such Holder.

                           Promptly after receipt by an indemnified party under
this Section 2.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

                           The foregoing indemnity agreements of the Company and
the selling Holder is subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

                           To provide for just and equitable contribution to
joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined
(by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the, last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the each of indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder's liability pursuant to this Section 2.7(e), when combined with the amounts paid or payable by such Holder pursuant to Section 2.7(b), exceed the proceeds from the offering (net of any Selling Expenses) received by such Holder, except in the case of willful misconduct or fraud by such Holder.

                           Notwithstanding  the foregoing,  to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           Unless otherwise superseded by an underwriting
agreement entered into in connection with theunderwritten public offering, the obligations of the Company and Holder under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

                  Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder of sixty five percent (65%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holder that are included or (ii) to demand registration of any securities held by such holder or prospective holder.

                  Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee of such Registrable Securities that (i) is an Affiliate, partner, member, limited partner, retired partner, retired member, or stockholder of a Holder; or (ii) is a Holder's Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder's Immediate Family Members; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being transferred, and (y) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

                  Restrictions on Transfer.

                           The Registrable  Securities shall not be sold,
pledged, or otherwise transferred, and the Company shall not recognize any such sale, pledge, or transfer, except upon the conditions specified in this Agreement and as contemplated in the Asset Purchase Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act; provided, however, that, subject to the conditions specified in the Asset Purchase Agreement, the Registrable Securities may be sold, pledged, or otherwise transferred (i) in any transaction in compliance with Rule 144 or
(ii) in any transaction in which the Registrable Securities, as applicable, are sold, pledged or otherwise transferred to an Affiliate for no consideration. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

                           Each certificate representing (i) the Registrable
Securities, and (ii) any other securities issued in respect of such securities, upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.10(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

The Holder consents to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.10.

                           The holder of each certificate representing
Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder's intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a "no action" letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or "no action" letter (x) in any transaction in compliance with Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.10(c). Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 2.10(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

                  Termination of Registration Rights. The right of any Holder to request inclusion of Registrable Securities in any registration pursuant to
Section 2.1 shall terminate upon the date when all of such Holder's Registrable Securities could be sold without restriction under SEC Rule 144(k).

                  Confidentiality. Each Holder agrees that such Holder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company's intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.12 by such Holder), (b) is or has been independently developed or conceived by the Holder without use of the Company's confidential information, or (c) is or has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Holder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Holder, if such prospective purchaser agrees to be bound by the provisions of this Section 2.12; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Holder in the ordinary course of business, provided that such Holder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Holder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

         Miscellaneous

                  Successors and Assigns. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to its principles of conflicts of laws.

                  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

                  Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page or Schedule A hereto, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Company, a copy shall also be sent to Frost Brown Todd LLC, 400 West Market Street, 32nd Floor, Louisville, Kentucky 40202-3363.

                  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Holder of sixty five percent (65%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with
Section 2.10(c) (and the Company's failure to object promptly in writing to a proposed assignment allegedly in violation of Section 2.10(c) shall be deemed to be a waiver). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination, or waiver applies to the Holder in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

                  Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

                  Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

                  Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the Commonwealth of Kentucky and to the jurisdiction of the United States District Court for the Western District of the Commonwealth of Kentucky for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the Commonwealth of Kentucky or the United States District Court for the Western District of the Commonwealth of Kentucky, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the Western District of the Commonwealth of Kentucky or any court of the Commonwealth of Kentucky having subject matter jurisdiction.

                  Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                ALMOST FAMILY, INC.


           By:  /s/ William B. Yarmuth
                ------------------------------
                William B. Yarmuth, Chief Executive Officer
      Address:  9510 Ormsby Station Road, Suite 300
                Louisville, Kentucky 40223
Telephone No.:  (502) 891-1037
      Fax No.:  (502) 891-8067
        Email:  WilliamYarmuth@afam-inc.com



                 HEALTH MANAGEMENT CONSULTANTS, INC.


            By: /s/ David Nesslein
               -----------------------------------
          Name: David Nesslein, President
       Address: 3948 Little Avenue
                Coconut Grove, Florida 33131
 Telephone No.:
       Fax No.:
         Email:

                                  ATTACHMENT D
                                       To
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT


                            INDEMNIFICATION AGREEMENT


     This is an Indemnification Agreement dated as of December 3, 2006 (the "Agreement"), among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Ocala, LLC, a Florida limited liability company, Caretenders Visiting Services of Southwest Florida, Inc., a Florida corporation, Caretenders Visiting Services of Orlando, LLC, a Florida limited liability company, Caretenders Visiting Services of District 7, LLC, a Florida limited liability company, Pro-Care Home Health of Broward, Inc., a Florida corporation, Caretenders Visiting Services of Southeast Florida, Inc., a Florida corporation, Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company, Cartenders Visiting Services of District 6, LLC, a Florida limited liability company, Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, National Health Industries, Inc., a Kentucky corporation (collectively, the "Buyer"), (ii) Mederi, Inc., a Florida corporation, Health Management Consultants, Inc., a Delaware corporation, Mederi of Collier County, Inc., a Florida corporation, Mederi of Manatee County, Inc., a Florida corporation, Mederi of Pinellas County, Inc., a Florida corporation, Mederi of Alachua County, Inc., a Florida corporation, Mederi of Palm Beach County, Inc., a Florida corporation, Mederi of Orange County, Inc., a Florida corporation d/b/a Mederi of Brevard County, Inc., United Home Health Services, Inc. d/b/a Mederi of Illinois, an Illinois corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation (each a "Seller" and collectively, the "Sellers"), and (iii) David Nesslein and Sandra Vazquez (each a "Shareholder" and collectively, the "Shareholders"). The Seller and the Shareholders shall be referred to collectively as the "Selling Parties").
                                    Recitals

         A. The Sellers own and operate home health agencies located in the States of Florida, Illinois and Missouri (the "Territory"), including Medicare-Certified, Medicaid/Waiver, county contracts, HMO and other significant non-certified or "private duty" operations (collectively, the "Business").

         B. The Sellers desire to sell and the Buyer desires to purchase, the assets used by Sellers in the operation of the Business, pursuant to the terms of (i) the Asset Purchase Agreement dated as of November 15, 2006 among Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Ocala,

LLC, a Florida limited liability company, Caretenders Visiting Services of Southwest Florida, Inc., a Florida corporation, Caretenders Visiting Services of Orlando, LLC, a Florida limited liability company, Caretenders Visiting Services of District 7, LLC, a Florida limited liability company, Pro-Care Home Health of Broward, Inc., a Florida corporation, Caretenders Visiting Services of Southeast Florida, Inc., a Florida corporation, Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company, Caretenders Visiting Services of District 6, LLC, a Florida limited liability company, Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, and National Health Industries, Inc., a Kentucky corporation, Mederi, Inc., a Florida corporation, Mederi of Collier County, Inc., a Florida corporation, Mederi of Manatee County, Inc., a Florida corporation, Mederi of Pinellas County, Inc., a Florida corporation, Mederi of Alachua County, Inc., a Florida corporation, Mederi of Palm Beach County, Inc., a Florida corporation, Mederi of Orange County, Inc., a Florida corporation d/b/a Mederi of Brevard County, Inc., and United Home Health Services, Inc. d/b/a Mederi of Illinois, an Illinois corporation, David Nesslein and Sandra Vazquez (the "First APA") and
(ii) the Asset Purchase Agreement dated as of November 15, 2006 among Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, and National Health Industries, Inc., a Kentucky corporation, Health Management Consultants, Inc., a Delaware corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation, David Nesslein and Sandra Vazquez (the "Second APA"). The First APA and the Second APA shall be referred to collectively as the "Purchase Agreements").

         C. Terms not defined in this Agreement shall have the meanings assigned to them in the Purchase Agreements.

         THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

                           Article 1 - Indemnification

         1.1        Indemnification of the Buyer Indemnified Parties

                  (a) General. The Selling Parties, jointly and severally, agree to indemnify, defend and hold the Buyer and any affiliated entity assigned purchase rights under this Agreement, and their respective officers, directors, shareholders, agents and attorneys (collectively, "Buyer Indemnified Parties") harmless from and against, and reimburse the Buyer Indemnified Parties on demand for, any damage, loss, cost or expense (including reasonable attorneys' fees) incurred by an Buyer Indemnified Party resulting from, or in any way related to, any of the following:

                           (i) any breach of the Sellers' representations,
warranties or covenants in the Purchase Agreement, or from any misrepresentation in, or omission by the Sellers under the Purchase Agreement;

                           (ii) any brokerage or similar fee due to any agent of
any Selling Party; and

                           (iii) any liability of the Sellers or liability with
respect to which the Purchased Assets are subject to, or obligation under the Assumed Contracts or Assumed Leases (except for any liabilities that result in a Purchase Price adjustment) accruing prior to the Closing.

                  (b) Audits, Investigations, Refund Obligations and Other Pre-Closing Liabilities; Taxes. Subject to the limitations described within this paragraph 1.1 and its subparts, the Selling Parties, jointly and severally, agree to indemnify, defend and hold Buyer Indemnified Parties harmless from and against, and reimburse Buyer Indemnified Parties on demand for, any actual damage, loss, cost, refund obligation, or expense (including reasonable attorneys' fees incurred in defending any claim for such damage, loss, cost or expense) resulting from, or in any way related to, any of the following:

                           (i) medical malpractice claims or any audit or
investigation by Medicaid or federal Medicare authorities or third party payors concerning the operation of the Business before the Closing or any amounts paid with respect to the operation of the Business before Closing;

                           (ii) any assessment, adjustments, suspensions or
offsets made against the Business, a Buyer
Indemnified Party or the Purchased Assets as a result of such an audit or investigation regarding the operation of the Business before Closing;

                           (iii) any costs of defense of, and any judgment
against a Buyer Indemnified Party with respect to, any litigation relating to the operation of the Business before Closing;

                           (iv) any mortgage, security interest, lease,
obligation, claim, liability, debt, lien, charge or encumbrance relating to matters prior to Closing asserted against the Purchased Assets;

                           (v) any other personal liability, property damage,
personal injury, cost, claim, expense or assessment asserted against the Business, a Buyer Indemnified Party or the Purchased Assets as a result of, or with respect to, the operation of the Business or the ownership of the Purchased Assets before the Closing, excluding obligations arising after the Closing under the Assumed Contracts and Assumed Leases;

                           (vi) any federal, state or local tax liability or
obligation arising with respect to the Sellers or the operation of the Business prior to the Closing; and

                           (vii) the Sellers' pending litigation with the
Provider Reimbursement Review Board.

                  (c) Limitations on Indemnification Obligations.

                           (i) The Selling Parties' indemnification obligations
shall be limited in the aggregate to the aggregate of the Purchase Price in the Purchase Agreements and shall survive for a period of 36 months after the Closing Date, except for claims brought prior to such date, and except that the Selling Parties' indemnification obligation with respect to a breach of paragraphs 4.4 and 4.16 (taxes) of the Purchase Agreements and paragraph 4.10 (healthcare) of the Purchase Agreements shall survive for the greater of 36 months or the statute of limitations applicable to such claims, and the Selling Parties' indemnification obligation with respect to a breach of paragraph 4.5 (title) of the Purchase Agreements shall survive the Closing Date without any time limitation.

                           (ii) The Selling Parties' indemnification obligations
in paragraph 1.1(b) above shall survive the Closing for the greater of 36 months or the statute of limitations for the making of such claims against the Seller, except for claims brought by the Buyer prior to such date, and such indemnification obligation shall not be capped or otherwise limited as to amount.

                           (iii) Subject to paragraph 1.1(c)(i), the Selling
Parties shall not be required to make any indemnification payment with respect to any breach of the Selling Parties' representations and warranties in paragraph 1.1(a)(i) until such time as the total amount of all damages have been directly or indirectly suffered or incurred by any one or more of the Buyer Indemnified Parties, or to which any one or more of the Buyer Indemnified Parties has or have otherwise become subject, exceeds one hundred thousand dollars ($100,000.00). If the total amount of such damages exceeds $100,000.00, the Buyer Indemnified Parties shall be entitled to be indemnified against and compensated and reimbursed for the amount of such damages, exceeding $100,000.00. However, this paragraph 1.1(c)(iii) will not apply to any breach of any of the Selling Parties' representations and warranties of which any Selling Party had knowledge at any time prior to the date on which such representation and warranty is made or any intentional breach by any Selling Party of any covenant or obligation, and the Selling Parties will be jointly and severally liable for all damages with respect to such breaches.

                           (iv) The right to indemnification based on the
representations and warranties will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of such representation and warranty, except that the Buyer will be charged with knowledge of any information disclosed on the Financial Statements or in the schedules delivered upon execution of the Purchase Agreements.

         1.2 Indemnification of the Seller Indemnified Parties. The Buyer and Almost Family, jointly and severally, agree to indemnify, defend and hold the Selling Parties and its officers, directors, partners, shareholders, agents and attorneys (collectively, "Seller Indemnified Parties") harmless from and against, and reimburse the Seller Indemnified Parties on demand for, any damage, loss, cost or expense (including reasonable attorneys' fees) incurred by a

Seller Indemnified Party resulting from, or in any way related to, any of the following: (i) any breach of the Buyer's representations, warranties or covenants in this Agreement, or from any misrepresentation in, or omission by the Buyer under this Agreement; (ii) any brokerage or similar fee due to any agent of the Buyer; (iii) any federal, state or local tax liability or obligation arising with respect to the Buyer or the operation of the Business after the Closing; (iv) any liability of the Buyer or liability with respect to which the Purchased Assets are subject to, or obligation under the Assumed Contracts or Assumed Leases in each case accruing after the Closing; and (v) Buyer's operation of the Business after the Closing. The indemnification obligations of the Seller Indemnified Parties shall be limited to the Purchase Price and shall survive for a 36 month period after Closing, except for claims brought prior to such date.

         1.3 Procedure for Indemnification. The following procedure shall apply with respect to any claims or proceedings covered by the indemnification obligations in this Article 1.

                  (a) The party who is seeking indemnification (the "Claimant") shall give written notice to the party from whom indemnification is sought (the "Indemnitor") promptly, but in no event greater than 10 business days, after the Claimant learns of the claim or proceeding; provided that the failure to give such notice shall not relieve the Indemnitor of its obligations hereunder if the Claimant uses its best efforts to mitigate Claimant's damages, except to the extent it is actually damaged thereby. Notwithstanding anything to the contrary contained herein, in the event that a Claimant gives notice to the Indemnitor within such 10 business day time period set forth above, the Claimant shall have no obligation to mitigate Claimant's damages under this paragraph 1.3(a).

                  (b) With respect to any third-party claims or proceedings as to which the Claimant is entitled to indemnification, the Indemnitor shall have the right to select and employ counsel of its own choosing to defend against any such claim or proceeding, to assume control of the defense of such claim or proceeding, and to compromise, settle or otherwise dispose of the same, if the Indemnitor deems it advisable to do so, all at the expense of the Indemnitor; provided, however that the Claimant may employ counsel, of its own choosing, at its sole expense. The parties will fully cooperate in any such action, and shall make available to each other any books or records useful for the defense of any such claim or proceeding. The Claimant may elect to participate in the defense of any such third party claim, and may, at its sole expense, retain separate counsel in connection therewith. Subject to the foregoing the Claimant shall not settle or compromise any such third party claim without the prior consent of the Indemnitor, which consent shall not be unreasonably withheld.

         1.4      Right of Setoff.

                  (a) Upon notice to the Sellers specifying in reasonable detail the basis therefor, the Buyer may set off any amount to which it may be entitled under this Article 1 against amounts otherwise payable under the Purchase Note and against the shares of Almost Family, Inc. stock pledged pursuant to the Pledge Agreement between the Sellers and the Buyer, a copy of which is attached as Attachment A (the "Pledge Agreement"). The exercise of such right of setoff by the Buyer in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under the Purchase Note. Health Management Consultants, Inc., Almost Family, Inc. and John B. Gallagher, Esq. shall enter into an Escrow Agreement at the Closing, a copy of which is attached as Attachment B (the "Escrow Agreement").

                  (b) Neither the exercise of nor the failure to exercise such right of setoff will constitute an election of remedies or limit the Buyer in any manner in the enforcement of any other remedies that may be available to it.

                  (c) In the event a set off is appropriate, the Buyer shall set off against accrued and payable amounts of Contingent Consideration, the Purchase Note and the AFAM Shares in order of priority based on the amounts next payable to the Sellers.

                          Article 2 - Other Provisions

         2.1 Further Assurances. The parties agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Agreement.

         2.2 Entire Agreement; Amendment. All schedules to this Agreement are deemed to be incorporated into and made part of this Agreement. This Agreement together with the attachments (each of which is incorporated into this Agreement in its entirety through this reference), the Purchase Agreements and recitals contains the entire agreement between the parties and there are no agreements, representations, or warranties which are not set forth herein. This Agreement may not be amended or revised except by a writing signed by both parties hereto.

         2.3 Binding Effect; Assignment. This Agreement is binding upon and inures to the benefit of the parties and their respective successors and assigns; provided, however, that other than an assignment by the Buyer of its rights under this Agreement to an affiliate of the Buyer which does not relieve the Buyer of its obligations under this Agreement, neither this Agreement nor any rights hereunder are assignable nor transferable without the prior written consent of the other party. This Agreement is not intended and must not be construed to create any rights in any parties other than the Buyer and the Seller and no person may assert any rights as a third party beneficiary.

         2.4 Separate Counterparts. This Agreement may be executed in several identical counterparts, all of which when taken together constitutes but one instrument, and it will not be necessary in any court of law to introduce more than one executed counterpart in proving this Agreement. This Agreement may be executed and delivered by fax counterpart signatures, and upon exchange of fax counterpart signatures, this Agreement will be binding upon the parties.

         2.5 Notices. Any notice, request, instruction or documents required or permitted hereunder must be in writing and will be deemed given if delivered personally or by certified mail, U.S. mail, national recognized overnight courier service or sent by telex, telecopy or other telecommunication device capable of creating a written record (and promptly confirmed by hard copy delivery) to a party at the address set forth below:

            (i) If to any Selling Party:

                  c/o Mr.  David Nesslein
                    3948 Little Ave.
                  Coconut Grove, Florida 33131

                  With a copy to:

                  John B. Gallagher, Esq.
                  2128 NE 63rd Street
                  Fort Lauderdale, Florida 33308


             (ii) If to the Buyer:

                  9510 Ormsby Station Road, Suite 300
                  Louisville, Kentucky  40223
                  Fax:  (502) 891-8067
                  Attn:  President

                  With a copy to:

                  Frost Brown Todd LLC
                  400 West Market Street, 32nd Floor
                  Louisville, Kentucky 40202-3363
                  Fax: (502) 581-1087
                  Attn: Scott W. Dolson

unless and until notice of another or different address is given as provided herein.

         2.6 Severability. The provisions of this Agreement are severable, and the invalidity of any provision will not affect the validity of any other provision.

         2.7 Captions. The captions herein have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

         2.8 Gender. All pronouns used herein will include both the masculine and feminine gender as the context requires.

         2.9 Governing Law; Joint Preparation. The execution, interpretation, and performance of this Agreement will be governed by the laws of the State of Florida, without regard to or application of its conflicts of law principles. This Agreement is deemed to have been prepared jointly by the parties. Any ambiguity in this Agreement will not be interpreted against either party and will be interpreted as if each of the parties hereto had prepared this Agreement.
                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                  ALMOST FAMILY, INC. CARETENDERS
                  VISITING SERVICES OF OCALA, LLC
                  CARETENDERS VISITING SERVICES OF
                  SOUTHWEST FLORIDA, INC. CARETENDERS
                  VISITING SERVICES OF ORLANDO, LLC
                  CARETENDERS VISITING SERVICES OF
                  DISTRICT 7, LLC PRO-CARE HOME HEALTH
                  OF BROWARD, INC. CARETENDERS
                  VISITING SERVICES OF SOUTHEAST
                  FLORIDA, INC. CARETENDERS VISITING
                  SERVICES OF HERNANDO COUNTY, LLC
                  CARTENDERS VISITING SERVICES OF
                  DISTRICT 6, LLC CARETENDERS VISITING
                  SERVICES OF PINELLAS COUNTY, LLC
                  CARETENDERS VISITING SERVICES OF
                  COOK COUNTY, LLC CARETENDERS
                  VISITING SERVICES OF SOUTHERN
                  ILLINOIS, LLC CARETENDERS VISITING
                  SERVICES OF ST. LOUIS, LLC NATIONAL
                  HEALTH INDUSTRIES, INC.


                  By /s/ William B. Yarmuth
                     -------------------------------------
                     William B. Yarmuth, Chief Executive Officer

                  MEDERI, INC.
                  HEALTH MANAGEMENT CONSULTANTS, INC.
                  MEDERI OF COLLIER COUNTY, INC.
                  MEDERI OF MANATEE COUNTY, INC.
                  MEDERI OF PINELLAS COUNTY, INC.
                  MEDERI OF ALACHUA COUNTY, INC.
                  MEDERI OF PALM BEACH COUNTY, INC.
                  MEDERI OF ORANGE COUNTY, INC.
                  UNITED HOME HEALTH SERVICES, INC.
                  d/b/a MEDERI OF ILLINOIS
                  UNITED HOME HEALTH SERVICES OF COOK
                  COUNTY, INC. d/b/a MEDERI
                  UNITED HOME HEALTH SERVICE OF
                  ST. LOUIS, INC.


                  By /s/ David Nesslein
                     --------------------------------------------
                     David Nesslein, President

                    /s/ David Nesslein
                    ---------------------------------------------
                    David Nesslein

                    /s/ Sandra Vazquez
                    ---------------------------------------------
                    Sandra Vazquez

                        LIST OF ATTACHMENTS AND SCHEDULES
                                       TO
                              MEDERI/ALMOST FAMILY
                            INDEMNIFICATION AGREEMENT


         Attachment A      Pledge Agreement
         Attachment B      Escrow Agreement

                                  ATTACHMENT A
                                       to
                              MEDERI/ALMOST FAMILY
                            INDEMNIFICATION AGREEMENT


                             STOCK PLEDGE AGREEMENT

         This Stock Pledge Agreement is entered into and made effective as of this 3rd day of December, 2006, between (i) Almost Family, Inc. ("Secured Party" or "AFAM"), a Delaware corporation; and (ii) Health Management Consultants, Inc. (the "Pledgor"), a Delaware corporation The Secured Party and the Pledgor may hereinafter be referred to individually as a "Party" and collectively, as the "Parties."

a.       Recitals

     The Pledgor desires to enter into this Agreement in order to secure the payment and performance of the Selling Parties indemnification obligations that are set forth in an Indemnification Agreement (the "Indemnification Agreement") dated as of December 3, 2006, among (i) Almost Family, Inc., a Delaware corporation, Caretenders Visiting Services of Ocala, LLC, a Florida limited liability company, Caretenders Visiting Services of Southwest Florida, Inc., a Florida corporation, Caretenders Visiting Services of Orlando, LLC, a Florida limited liability company, Caretenders Visiting Services of District 7, LLC, a Florida limited liability company, Pro-Care Home Health of Broward, Inc., a Florida corporation, Caretenders Visiting Services of Southeast Florida, Inc., a Florida corporation, Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company, Cartenders Visiting Services of District 6, LLC, a Florida limited liability company, Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company, Caretenders Visiting Services of Cook County, LLC, an Illinois limited liability company, Caretenders Visiting Services of Southern Illinois, LLC, an Illinois limited liability company, Caretenders Visiting Services of St. Louis, LLC, a Missouri limited liability company, National Health Industries, Inc., a Kentucky corporation, and
(ii) Mederi, Inc., a Florida corporation, Health Management Consultants, Inc., a Delaware corporation, Mederi of Collier County, Inc., a Florida corporation, Mederi of Manatee County, Inc., a Florida corporation, Mederi of Pinellas County, Inc., a Florida corporation, Mederi of Alachua County, Inc., a Florida corporation, Mederi of Palm Beach County, Inc., a Florida corporation, Mederi of Orange County, Inc., a Florida corporation d/b/a Mederi of Brevard County, Inc., United Home Health Services, Inc. d/b/a Mederi of Illinois, an Illinois corporation, United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, an Illinois corporation, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, a Missouri corporation, David Nesslein and Sandra Vazquez (collectively, the "Selling Parties").

         THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

          1.      Grant of Security Interest.

                  (a) As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of the Pledged Shares (as defined below) upon exercise of the right to possession of the Pledged Shares upon an Event of Default as herein defined, Pledgor agrees to deliver to and deposit with John B. Gallagher, Esq., attorney for the Selling Parties, as escrow agent in this transaction ("Escrow Agent"), a stock assignment duly endorsed (with date and number of Shares left blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Pledged Shares. Said documents are to be held by the Escrow Agent and delivered by the Escrow Agent only as directed and agreed in the Escrow Agreement attached hereto as Attachment B and which is hereby incorporated into this Agreement by reference (the "Escrow Agreement").

                   (b) The Pledgor hereby grants to the Secured Party a security interest in all of their right, title and interest in and to 100,000 shares of the common stock of Almost Family, Inc. (the "Pledged Shares"). The Pledgor further grants to the Secured Party a security interest in any stock rights, rights to subscribe, liquidating dividends, dividends paid in stock, new securities, or any other property to which the Pledgor is or may hereafter become entitled to receive on account of the Pledged Shares. If the Pledgor receives additional property of such nature, they shall immediately deliver such property to the Escrow Agent to be held by the Escrow Agent pursuant to the terms of this Agreement.

                   (c) The Pledgor grants a further security interest to the Secured Party in the proceeds or products of any sale or other disposition of the Pledged Shares.

          2. Obligations Secured. The security interest created hereby secures payment and performance of the indemnification obligations of the Seller and Shareholders that are set for forth in the Indemnification Agreement (the "Secured Obligations").

          3. Representations and Warranties. To induce the Secured Party to enter into this Agreement, the Pledgor represents and warrants as follows:

                   (a) The Pledgor has full power and authority to enter into and perform this Agreement and this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

                   (b) The Pledgor has good title to the Pledged Shares, and the Pledged Shares are not subject to any lien, charge, pledge, encumbrance, claim or security interest.

                   (c) The Pledgor has not entered into any stock restriction or purchase agreement with respect to the Pledged Shares which would in any way restrict the sale, pledge or other transfer of the Pledged Shares or of any interest in or to the Pledged Shares.

         4. Duration of Security Interest. The Secured Party, and its successors and assigns, shall hold the security interest created hereby pursuant to the terms of this Agreement, and this security interest shall continue until

December 3, 2008, unless the Secured Party provides a written notice of Default prior to that date, whereby the security interest shall continue in only in a commercially reasonable number of the Pledged Shares as are necessary to satisfy said noticed Default and the secured interest shall terminate as to the balance of the Pledged Shares, if any. Notwithstanding the preceding sentence, subject to the terms of the Escrow Agreement, including without limitation, notification of the Secured Party of the existence of a pending sale transaction, after December 3, 2007, the Seller may sell Pledged Shares not subject to an indemnification claim free from the pledge established pursuant to this Agreement.

         5. Maintaining Freedom from Liens. The Pledgor shall keep the Pledged Shares free and clear of liens and shall pay all amounts, including taxes, assessments or charges, which might result in a lien against the Pledged Shares if left unpaid, unless the Pledgor at its own expense are contesting such amount in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Pledgor fails to pay such amounts and are not contesting the validity or amount thereof in accordance with the immediately preceding sentence, the Secured Party may, but are not obligated to, pay such amounts, and such payment shall be conclusive evidence of the legality or validity thereof. The Pledgor shall promptly reimburse the Secured Party for any such payments, and until reimbursement, such payments shall be a part of the Secured Obligations.

          6. Certain Rights Respecting Pledged Shares.

                   (a) The Pledgor shall continue to be the owners of the Pledged Shares so long as no Event of Default (as defined below) under the Secured Obligations or this Agreement has occurred and is continuing and may collect and retain all distributions now or hereafter payable on or on account of the Pledged Shares, and, so long as no Event of Default has occurred may exercise their voting rights with respect to the Pledged Shares.

                  (b) The Pledgor shall not sell, transfer or encumber, or attempt to sell, transfer or encumber, the Pledged Shares, or any part thereof or interest therein, without the prior express written consent of the Secured Party. Any such consent of theirs shall not constitute the release by the Secured Party of its interest in the Pledged Interest, and any such sale, transfer or encumbrance consented to shall be so sold, transferred, or encumbered subject to the security interest of the Secured Party.

                   (c) The Secured Party at its option upon the occurrence of any Event of Default and so long as such Event of Default exists may exercise all voting rights and privileges whatsoever with respect to the Pledged Shares, including, without limitation, the right to receive distributions. To that end, the Pledgor hereby grants the Secured Party a proxy and appoint the Secured Party as its attorney-in-fact for all purposes of voting the Pledged Shares at any annual regular or special meeting of the Company and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been fully paid and terminated, and all persons whatsoever shall be conclusively entitled to rely upon oral or written certification of the Secured Party that it is entitled to vote the Pledged Shares hereunder. The Pledgor shall execute and deliver to the Secured Party any additional proxies and powers of attorney that the Secured Party may desire in its own names. The Secured Party acknowledges that it will not exercise any rights granted pursuant to this paragraph 6(c) unless an Event of Default has occurred and only so long as the Event of Default continues to exist.

          7. Events of Default. At the option of the Secured Party, the happening of any of the following events shall constitute a default under this Agreement (each an "Event of Default"):

                  (a) Failure of the Pledgor to pay any indemnity due the Secured Party pursuant to the Indemnification Agreement, which failure has not been fully corrected within thirty (30) days from the date of written notice given to the Pledgor of such failure; or

                  (b) The creation of any lien in the Pledged Shares, without the prior written consent of the Secured Party; or

(c) The sale or transfer of the Pledged Shares, or any part thereof or interest therein, without the prior written consent of the Secured Party.

          8.      Remedies.

                   (a) Upon the occurrence of any Event of Default, the Secured Party may at its option declare that part of the Pledged Shares, as is necessary to remedy the Default, to be immediately due and payable, and, in addition to exercising all other rights or remedies, proceed to exercise with respect to the Pledged Shares all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code as then adopted in the State of Florida.

                   (b) The rights of the Secured Party upon the occurrence of an Event of Default shall include, without limitation, the following:

                           (i) The right to request possession of Pledged Shares
not then in the possession of the Secured Party, from the Escrow Agent, by the provisions set forth in the Escrow Agreement; and

                           (ii) The right, after it obtains procession of the
Pledged Shares under the Escrow Agreement, to sell the Pledged Shares at public or private sale in one or more lots. The Secured Party shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Pledged Shares in accordance with the Uniform Commercial Code; and

                           (iii) The right to recover the reasonable expenses of
preparing for sale and selling the Pledged
Shares and other like expenses, together with court costs and reasonable attorneys, fees incurred; and

                           (iv) The right to proceed by appropriate legal
process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interest of the Secured Party, or for the sale of the Pledged Shares under the judgment or decree of any court; and

(v) The right, after it obtains procession of the Pledged Shares under the Escrow Agreement, to transfer the Pledged Interest into the name of the Secured Party to facilitate its exercise of other rights or remedies with respect to them.

         9. Exercise of Remedies. The rights and remedies of the Secured Party shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Secured Party shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations remaining outstanding at the time of the exercise of remedies, plus (b) the costs, fees and expenses that Secured Party are otherwise entitled to recover.

         10. Return of Collateral. The Escrow Agent shall deliver the Pledged Shares, or any part thereof, to the Pledgor when and as provided in the Escrow Agreement

         11. Further Assurances. The Pledgor shall sign such other documents or instruments, and take such other actions, as Secured Party may request to more fully create and maintain, or to verify, ratify or perfect the security interest intended to be created in this Agreement.

          12. Miscellaneous.

                   (a) Waiver. Failure by the Secured Party to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Secured Party shall continue in full force and effect until such right is specifically waived in writing signed by the Secured Party.

                   (b) Severability. If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced to the greatest extent allowed by law, or if such part, term or provision is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

                   (c) Headings. The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

                   (d) Benefit. This Agreement shall inure to the benefit of the Secured Party and the Pledgor and their successors and assigns.

                   (e) Governing Law. To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Florida, without regard to or application of its conflicts of law rules.

                   (f) Entire Agreement. This Agreement along with the Escrow Agreement, the Asset Purchase Agreement and other documentation relating to the Secured Obligations constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings with respect to the subject matter hereof, whether written or oral. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

                   (g) Assignment. The Secured Party may assign its rights under this Agreement to its affiliated companies. The Pledgor may assign its rights under this Agreement to the Shareholders or to the Seller's affiliated companies , however it may not assign its rights hereunder to third parties without the Secured Party's prior written consent.

          IN WITNESS WHEREOF, the Pledgor and the Secured Party have signed this Agreement as of the date first above written.

                        PLEDGOR:


                        HEALTH MANAGEMENT CONSULTANTS, INC.


                        By /s/ David Nesslein
                           ----------------------------------
                           David Nesslein, President



                        SECURED PARTY:


                        ALMOST FAMILY, INC.


                        By /s/ William B. Yarmuth
                           ----------------------------------------
                           William B. Yarmuth, Chief Executive Officer

                                  ATTACHMENT A
                                       TO
                             STOCK PLEDGE AGREEMENT


                    Assignment Separate from the Certificate




For Value Received, I hereby sell, assign and transfer unto ___________________

_______________________________________________________________________________

(____________ ) Shares of the _________________________________________________

Capital Stock of ______________________________________________________________

oustanding    in   my    name    on    the    books    of    said    corporation

represented  by  Certificate  No.  herewith  and do hereby  irrevocably  appoint attorney to  transfer  the said stock on the books of the within  named  Company with full power of substitution in the premises.

Dated  November 15, 2006

                                          /s/  David Nesslein
                                             -----------------------------
                                               David Nesslein

                                  ATTACHMENT B
                                       TO
                             STOCK PLEDGE AGREEMENT

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (the "Agreement") is made and entered into effective the 3rd day of December, 2006, by and among HEALTH MANAGEMENT CONSULTANTS, INC., and/or its assigns (the "Pledgor") and ALMOST FAMILY, INC. and/or its assigns (the "Secured Party"), and JOHN B. GALLAGHER, ESQ. (the "Escrow Agent").

                             Preliminary Statements

         WHEREAS, the Pledgor and the Secured Party and others have entered into a certain Asset Purchase Agreement dated November 15, 2006 (the "Asset Purchase Agreement"), pursuant to which the Secured Party purchased from the Pledgor, and others, substantially all of the assets of those Sellers; and

         WHEREAS, the purchase price described in the Asset Purchase Agreement is payable in part by One Hundred Thousand shares of the common stock of the Secured Party (the "Pledged Shares"); and

         WHEREAS, as a condition precedent and as an inducement for the Secured Party to enter into and execute the Asset Purchase Agreement and as additional consideration therefore, the Secured Party requires a continuing security interest in those Pledged Shares; and

         WHEREAS, in order to secure the indemnity obligations of the Pledgor and the other Sellers under the Asset Purchase Agreement, the Pledgor and the Secured Party have entered into that certain Stock Pledge Agreement dated of even date herewith (the "Pledge Agreement") in which Pledgor has granted the Secured Party a security interest in the Pledged Shares; and

         WHEREAS, to further perfect the Secured Party's security interest under the Pledge Agreement, the parties to the Asset Purchase Agreement have agreed that the Pledged Shares, together with appropriately executed assignment(s) (the "Assignment") would be delivered to the Escrow Agent in order to further secure the Pledgor's obligations under the Asset Purchase Agreement (the Pledged Shares, the Assignment, and the Pledge Agreement are collectively hereinafter referred to as the "Security Documents"); and

         WHEREAS, the parties hereto are desirous of having Escrow Agent hold the Assignment and the Pledged Shares, and the Escrow Agent has consented to act as escrow agent pursuant to the terms and conditions of this Agreement and to receive and hold the Assignment upon the terms hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the premises, representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                              Terms and Conditions

         1. The foregoing recitals are true and correct and are incorporated herein by reference.

         2. Escrow Agent hereby acknowledges receipt from Pledgor of the Assignment and the Pledged Shares.

         3. Escrow Agent shall disburse the Assignment and the Pledged Shares escrowed hereunder in accordance with the terms of this Agreement. Escrow Agent shall continue to hold the Assignment and the Pledged Shares in escrow until the earlier of (i) written agreement by Pledgor and the Secured Party directing the release of the Assignment and Pledged Shares; (ii) entry of a Final Judgment by a court of competent jurisdiction directing the release of the Assignment and the Pledged Shares; or (iii) release of the Assignment and the Pledged Shares in accordance with the terms of this Escrow Agreement. In the event of a dispute, Escrow Agent may deposit the Assignment and the Pledged Shares with an appropriate court and, after giving written notice of such action to the parties, Escrow Agent shall have no further obligations with respect to the Assignment and/or the Pledged Shares.

         4. Escrow Agent shall release the Assignment and the Pledged Shares as follows:

                  4.1 To Pledgor, within three (3) business days after receipt by Escrow Agent of written notice purportedly signed by the President of the Secured Party and the President of the Pledgor that all obligations under the Security Documents have been satisfied.

                  4.2 To Pledgor, after receipt by Escrow Agent of (i) written notice purportedly signed by the President of the Pledgor subsequent to November 15, 2008 that there is no pending and/or unsatisfied Event of Default as defined in the Pledge Agreement, and (ii) evidence that Secured Party received a copy of such notice prior to or simultaneously with receipt thereof by Escrow Agent, unless the Secured Party, on or before ten (10) days after receipt of such letter, delivers to Escrow Agent a written notice contesting the issue of whether there exists a pending and/or unsatisfied Event of Default.

                  4.3 To the transfer agent for Almost Family, Inc., after receipt by Escrow Agent of (i) written notice purportedly signed by the President of the Pledgor subsequent to November 15, 2007 that there is no pending and/or unsatisfied Event of Default as defined in the Pledge Agreement and that Pledgor has transferred some or all of his Pledged Shares, and (ii) evidence that Secured Party received a copy of such notice prior to or simultaneously with receipt thereof by Escrow Agent, unless the Secured Party, on or before ten (10) days after receipt of such letter, delivers to Escrow Agent a written notice contesting the issue of whether there exists a pending and/or unsatisfied Event of Default.

                  4.4 To the Secured Party, within three (3) business days after receipt by Escrow Agent of written notice signed by the President of the Secured Party and the President of the Pledgor that an Event of Default under the Security Documents has occurred and that it remains pending and/or unsatisfied.

                  4.5 To the Secured Party, after receipt by Escrow Agent of (i) written notice purportedly from the President of the Secured Party that an Event of Default has occurred and remains pending and/or unsatisfied, and (ii) evidence that the Pledgor received a copy of such notice prior to or simultaneously with receipt thereof by Escrow Agent, unless the Pledgor, on or before ten (10) days after receipt of such letter, delivers to Escrow Agent a written notice contesting the existence of a pending and/or unsatisfied Event of Default.

                  4.6 If an objection is received by the Escrow Agent pursuant to Sections 4.3 or 4.5, then to the Secured Party or Pledgor only in accordance with (i) joint written instructions of Secured Party and Pledgor or (ii) a final non appealable order of a court of competent jurisdiction. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non appealable. Escrow Agent shall act on such court order and legal opinion without further question.

         5. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statements or assertion contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The duties of the Escrow Agent shall be limited to the safekeeping of the Assignment and the Pledged Shares and to disbursements of same in accordance with this Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. Escrow Agent may assume that any person purporting to give any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so. Furthermore, the parties agree that Escrow Agent shall not be liable to any party or person whomsoever:

                  (i) for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or any notice or demand given to it, or for the form of execution of such instrument, notice or demand, or for the identification, authority or rights of any person so executing, depositing or giving the same, or for the terms and conditions of any such instrument pursuant to which the parties thereto may act;

                  (ii) in acting upon any signature, notice, demand, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine; or

                  (iii) in otherwise acting or failing to act under this paragraph, except in the case of Escrow Agent's gross negligence or willful misconduct.

         6. This Agreement shall be in effect until all obligations of the Pledgor under the Security Documents have been paid in full, unless earlier terminated by the Stock Pledge Agreement or a written agreement between the Pledgor and the Secured Party.

         7. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall otherwise not be liable for any mistakes of fact or error of judgment, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence, and the Pledgor and the Secured Party jointly and severally agree to indemnify and hold the Escrow Agent harmless from any claims, demands, any action against it, together with any reasonable attorney's fees and costs incurred therewith, in connection with the Escrow Agent's undertaking pursuant to the terms and conditions of this Agreement, unless such act or omission is a result of the willful misconduct or gross negligence of the Escrow Agent.

         8. In the event of disagreement about the interpretation of this Agreement, or about the rights and obligations or the propriety of any action contemplated by the Escrow Agent hereunder, Escrow Agent may, at its sole discretion, file an action in interpleader to resolve the said disagreement. Escrow Agent shall be indemnified by the Pledgor and the Secured Party for all costs, including but not limited to, reasonable attorney's fees, in connection with the aforesaid interpleader action.

         9. In the event the Escrow Agent is joined as a party to a lawsuit by virtue of the fact that it is holding the Assignment and/ or the Pledged Shares, Escrow Agent shall at its option, either tender the Assignment and the Pledged Shares to the registry of the court or disburse same in accordance with the court's ultimate disposition of the cause and Escrow Agent shall be entitled to its reasonable attorney's fees and court costs from the non-prevailing party.

         10. The Escrow Agent may resign at any time upon the giving of thirty
(30) days written notice to the Pledgor and the Secured Party. Thereupon, the Assignment and Pledged Shares may be transferred from the Escrow Agent to the successor Escrow Agent as provided in joint written instructions from the Pledgor and the Secured Party. If a successor Escrow Agent is not appointed by the Pledgor and the Secured Party within thirty (30) days after notice of resignation, the Escrow Agent may petition any court of competent jurisdiction to name a successor Escrow Agent; and the Escrow Agent herein shall be fully relieved of all liability under this Agreement to any and all parties upon the transfer of and due accounting for the Assignment and Pledged Shares to the successor Escrow Agent either designated by the parties or appointed by the court.

         11. The Escrow Agent shall have the right to serve as attorney for the Pledgor, the Sellers, and the Shareholders in connection with any matter arising from or out of the Asset Purchase Agreement, any Security Document or any other document related thereto, including, but not limited to, any dispute concerning the disposition of the Assignment and/ or the Pledged Shares. The Secured Party and Pledgor hereby waive any claim of conflict of interest.

         12. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given: (a) upon receipt if it is sent by facsimile, (b) the next business day if sent by reputable overnight courier, or (c) three (3) days after mailing if by certified mail return receipt requested, postage prepaid, and addressed or otherwise sent to the intended recipient as set forth below:

         If to the Pledgor:         Mr. David Nesslein
                                    3948 Little Ave.
                                    Coconut Grove, Florida 33133

         If to the Secured Party:   9510 Ormsby Station Road, Suite 300
                                    Louisville, Kentucky 40223

         With copy to:              Frost Brown Todd LLC
                                    Attn: Scott W. Dolson
                                    400 West Market St, 32nd Floor
                                    Louisville, Kentucky 40202-3363

         If to the Escrow Agent:    Mr. John B. Gallagher, Esq.
                                    2128 N.E. 63rd Street
                                    Fort Lauderdale, Florida 33308

         Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

         13. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and shall be binding upon the parties, their respective successors and assigns.

         14. This Agreement and all transactions contemplated by this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to principles of conflicts of laws. The parties acknowledge that a substantial portion of negotiation and anticipated performance of this Agreement occurred or shall occur in Dade County, Florida, and that, therefore each of the parties irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement must be brought in a court of competent jurisdiction physically located in Dade County; (ii) consents to the jurisdiction of such court in any such suit, action or proceeding; and (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in such court.

         15. This Agreement may not be amended, supplemented or discharged, and no provisions hereof may be modified or waived except expressly by an instrument in writing signed by each party. No waiver of any provision hereof by any party hereto shall be deemed a waiver by the other parties nor shall any such waiver by any party be deemed a continuing waiver of any matter by such parties. No failure by any party to take any action with respect to a breach by another party of this Agreement or a default by another party hereunder shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action with respect to such breach or default or any subsequent breach or default. Waiver by a party of any breach or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provisions, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement. The Secured Party and Pledgor shall pay all fees of the Escrow Agent in connection with its duties hereunder, except as otherwise specifically provided herein. Each party shall be responsible for its own costs and expenses with respect to matters involving this Agreement, except as otherwise provided herein.

         17. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

         18. Nothing contained in this Agreement shall limit or impair, or be construed to limit or impair, any right or remedy to which any party hereto may become entitled by virtue of any breach by any party under the terms and provisions of the Asset Purchase Agreement and/or the Security Documents and/or this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                           ESCROW AGENT:

                           JOHN B. GALLAGHER, ESQ.

                           By:/s/ John B. Gallagher
                              ----------------------------------------
                              John B. Gallagher

                           SECURED PARTY:

                           ALMOST FAMILY, INC.


                           By: /s/ William B. Yarmuth
                               -----------------------------------------
                               William B. Yarmuth, Chief Executive Officer

                           PLEDGOR:

                           HEALTH MANAGEMENT CONSULTANTS, INC.


                           By: /s/ David Nesslein
                               -----------------------------------------
                               David Nesslein, President

                                  ATTACHMENT E
                                       To
                   HEALTH MANAGEMENT CONSULTANTS/ALMOST FAMILY
                            ASSET PURCHASE AGREEMENT

                          Additional Transition Matters